UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement     [_] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              SG COWEN FUNDS, INC.

                       SG COWEN INCOME + GROWTH FUND, INC.

                           SG COWEN SERIES FUNDS, INC.

 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title  of each  class  of  securities  to which  transaction  applies:
    (2)  Aggregate number of securities to which transaction  applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum  aggregate value of transaction:
    (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                 PRELIMINARY PROXY STATEMENT - FOR SEC USE ONLY


                              SG COWEN FUNDS, INC.
                            SG COWEN OPPORTUNITY FUND

                        ---------------------------------

                           SG COWEN SERIES FUNDS, INC.
                          SG COWEN LARGE CAP VALUE FUND

                        ---------------------------------

                       SG COWEN INCOME + GROWTH FUND, INC.



 ................................................................................


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                    To be held on Tuesday, November 13, 2001

     Please take notice that a Special Meeting of Shareholders of SG Cowen Opportunity Fund (a series of SG Cowen Funds, Inc.), SG Cowen Large Cap Value Fund (a series of SG Cowen Series Funds, Inc.), and SG Cowen Income + Growth Fund, Inc. (each, a "Fund"), will be held on Tuesday, November 13, 2001 at the offices of the Funds, 560 Lexington Avenue, 7th Floor, New York, New York 10022, at 3:00 P.M. Eastern Time, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization for each Fund whereby all or substantially all the assets and the liabilities of each Fund would be acquired by each of three newly formed series of the TCW Galileo Funds, Inc., in exchange for shares of such series. Approval of this proposal would also constitute approval of a new investment management agreement and a new distribution (12b-1) plan for each Fund. In addition, each newly formed series will have an investment objective which differs from that of the applicable Fund in non-material respects and will have certain investment policies that are different than those of each Fund.

     (2) To take action on such other business as may properly come before the Meeting.

     Shareholders of record of each Fund as of the close of business on October 3, 2001 are entitled to notice of and to vote at each Meeting and at any adjournments thereof.

     To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

                                        By Order of the respective Boards,


                                        /s/ Rodd M. Baxter

                                        Rodd M. Baxter
                                        Secretary

October 9, 2001

Important -- we urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage. Your prompt return of the enclosed proxy card(s) may save the necessity and expense of further solicitations. If you wish to attend the meetings and vote your shares in person at that time, you will still be able to do so.

                              SG COWEN FUNDS, INC.
                            SG COWEN OPPORTUNITY FUND
                        ---------------------------------
                           SG COWEN SERIES FUNDS, INC.
                          SG COWEN LARGE CAP VALUE FUND
                        ---------------------------------
                       SG COWEN INCOME + GROWTH FUND, INC.
                           --------------------------

                              560 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                    To be held on Tuesday, November 13, 2001

                           --------------------------

                              JOINT PROXY STATEMENT

                           --------------------------

GENERAL

     This Joint Proxy Statement is being furnished to shareholders of each of SG Cowen Opportunity Fund ("Opportunity Fund") (a series of SG Cowen Funds, Inc.), SG Cowen Large Cap Value Fund ("Large Cap Fund") (a series of SG Cowen Series Funds, Inc.), and SG Cowen Income + Growth Fund, Inc. ("Income + Growth Fund") (each, a "Fund").

     The Board of Directors (the "Board," the members of which are referred to as "Directors") of each of SG Cowen Funds, Inc., SG Cowen Series Funds, Inc., and SG Cowen Income + Growth Fund, Inc. (each a "Company"), are soliciting proxies from shareholders on behalf of each Fund, for use at the Special Meeting of Shareholders of each of the Funds, to be held at the offices of the Funds, 560 Lexington Avenue, 7th Floor, New York, New York 10022, at 3:00 P.M. Eastern Time, on November 13, 2001, and at any and all adjournments thereof (each, a "Meeting"). This Proxy Statement, the Notice of Meeting and the proxy cards are first being mailed to shareholders on or about October 9, 2001. Each Board has fixed the close of business on October 3, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

     At the Meeting, shareholders of each Fund will be asked to vote on a proposal to approve a reorganization in which all or substantially all of the assets of that Fund would be acquired by a comparable, newly formed series of TCW Galileo Funds, Inc. (each, a "New Series"), in exchange for shares of the appropriate class of the applicable New Series and the assumption by that New Series of all of the liabilities of its respective Fund, as described more fully below (each a "Reorganization"). The Opportunity Fund would be acquired by TCW Galileo Opportunity Fund; the Large Cap Fund would be acquired by TCW Galileo Diversified Value Fund; and the Income + Growth Fund would be acquired by TCW Galileo Income + Growth Fund. Class A, B and I shareholders of the Large Cap Fund and the Income + Growth Fund would become Class N shareholders of the applicable New Series. Class A and B shareholders of the Opportunity Fund would become Class N shareholders of TCW Galileo Opportunity Fund, and Class I shareholders of the Opportunity Fund would become Class I Shareholders of TCW Galileo Opportunity Fund.

     As explained in greater detail below, the approval of this proposal would authorize each Fund's Board, on behalf of each Fund as the sole shareholder of each New Series, to approve an investment management agreement with TCW Investment Management Company (an affiliate of SG Cowen Asset Management, each Fund's current investment manager) for that New Series, and a distribution plan ("12b-1 Plan") for Class N shares of that New Series. In addition, TCW Galileo Diversified Value Fund and TCW Galileo Opportunity Fund will have an investment objective which differs from the current objective of its comparable Fund in non-material respects; and all of the New Series will have certain investment policies that are different than the current policies of the comparable Fund in order to maintain uniformity between the investment policies of each New Series and the other existing series of TCW Galileo Funds, Inc.

     This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because shareholders may own shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. At the Meeting, each share of a Fund is entitled to one vote on proposals affecting that Fund; and a fractional share is entitled to a proportionate share of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and proxy cards for each Fund in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a proxy card for each Fund in which such shareholder is a beneficial owner. If you own shares of more than one Fund, you must complete a proxy card for each Fund.

     If the proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return each enclosed proxy card.

     In order that your shares may be represented, you are requested to:

     o    indicate your  instructions  on the proxy or proxies;
     o    date and sign the proxy or  proxies;
     o    mail the proxy or  proxies  promptly  in the enclosed  envelope; and
     o allow sufficient time for the proxy or proxies to be received before the commencement of the Meeting on November 13, 2001.

BACKGROUND

Each proposed Reorganization is part of a broader merger and restructuring program designed to capitalize on opportunities resulting from the recent acquisition by Societe Generale, S.A. ("Societe Generale") of a controlling interest in The TCW Group, Inc., the parent company of TCW Investment Management Company ("TCW"), the investment adviser to TCW Galileo Funds, Inc. Societe Generale, TCW and SG Cowen Asset Management, Inc. ("SGCAM") have determined to combine the asset management activity of SGCAM into TCW. SGCAM is the investment adviser to the Funds and an indirect wholly-owned subsidiary of Societe Generale. In connection with this combination, SGCAM will transfer its asset management activities to TCW in exchange for consideration intended to compensate SGCAM and its principals for revenue related to management of the Funds' assets as well as other client assets currently managed by SGCAM.The Reorganizations are being proposed in conjunction with the TCW/SGCAM business combination in order to consolidate the management and operations of the Funds within the existing corporate structure of the TCW Galileo Funds, Inc. ("Galileo Funds"). Consolidating each Fund into a New Series of the Galileo Funds will eliminate the maintenance of separate corporate entities for the Fund and provide the Fund with the opportunity to take advantage of potential economies of scale resulting from being a series of the larger Galileo Funds. In addition, the proposed Reorganizations will facilitate the exchange of shares between other series of the Galileo Funds and the New Series. SGCAM and TCW believe that the consolidation may help to enhance investment performance of each Fund and increase efficiency of operations.


     1. APPROVAL OF THE REORGANIZATION OF EACH FUND INTO A SEPARATE SERIES OF TCW GALILEO FUNDS, INC.

     On September 24, 2001, the Board of each Company approved an Agreement and Plan of Reorganization (a "Plan") for each Fund in the forms attached hereto as Appendix A. Each Plan provides for the reorganization of a Fund into its comparable New Series, each of which is a newly formed series of TCW Galileo Funds, Inc., an existing Maryland corporation. Except as described below, there will be no material differences between the investment operations of each Fund now and after the Reorganization. Specifically, the investment objectives of each New Series will be substantially identical to that of its comparable Fund, the investment policies of each New Series will be substantially similar after the Reorganization, and shareholders will have substantially the same rights and services available to them. Moreover, the value of a shareholder's investment would be the same immediately after the Reorganization as immediately before.

     For the reasons set forth below under "Reasons for the Reorganizations," the Directors of each Company, including the Directors who are not "interested persons" of such Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously determined that the proposed Reorganization is in the best interests of that Fund's shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization. The Board of each Fund has adopted a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth in the Plan. If approved by shareholders, each Reorganization is expected to take effect in the fourth quarter of 2001, although that date may be adjusted in accordance with the Plan. If the Reorganization is not approved with respect to a Fund, that Fund's Board will consider alternatives based on the facts and circumstances at that time.

REASONS FOR THE PROPOSED REORGANIZATIONS

     As described above, as part of a restructuring program, it has been proposed that each Fund be reorganized into a New Series. Each Board has determined that it is advisable and in the best interest of the Fund and its shareholders to effect the proposed Reorganization. In reaching this conclusion, each Board considered a number of factors, including the following:

          1.   the terms and conditions of the Reorganization;

          2.   the   substantially    identical   investment    objectives   and
               substantially similar policies and restrictions of the Fund in relation to those of the corresponding New Series;

          3.   that the portfolio manager for the Fund will remain the same;

          4. the federal tax consequences of the proposed Reorganization to the Fund and its shareholders, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur with respect to each Fund and its shareholders as a result of the proposed Reorganization;

          5. that the interests of shareholders of the Fund will not be diluted as a result of the proposed Reorganization;

          6. that TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the New Series to the extent necessary to limit the net expense ratio of the New Series to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio (after any applicable fee waiver or expense reimbursement) of Class A shares (or, in the case of Class I shares of the TCW Galileo Opportunity Fund, Class I shares) of the Fund for the thirty days ending on the closing of the Reorganization;

          7. that the expenses of the proposed Reorganization will be borne by TCW and SGCAM;

          8. that no sales charge will be imposed in connection with the proposed Reorganization;

          9. that the proposed Reorganization would integrate the Fund fully into the TCW Galileo Family of Funds, thereby, among other things, making operations consistent, increasing the funds for which it is exchangeable, and possibly offering greater asset growth through expanded marketing and otherwise; and

          10. that the proposed Reorganization may increase economic efficiencies, including spreading corporate maintenance costs and the fees and expenses of the Directors and their counsel over a larger asset base, thereby possibly enhancing investment performance and increasing the efficiency of operations to the benefit of shareholders.


     Based upon these and other factors, the Board of each Company, including the Directors who are not "interested persons" of such Company, have unanimously determined that the proposed Reorganization is advisable and in the best interests of the Fund and its shareholders; and that the interests of those shareholders will not be diluted as a result of the proposed Reorganization. Therefore, each Board recommends to shareholders of the Fund that they approve the appropriate Plan.

PRINCIPAL FEATURES OF THE PROPOSED REORGANIZATION

     TCW Galileo Funds, Inc. is a Maryland corporation that is registered as an open-end investment company of the series type. Currently, there are twenty-five
(25) active series of the Galileo Funds that are each separate funds managed by TCW (see Appendix D for more information on the funds managed by TCW). The Galileo Funds will establish three New Series for the purpose of succeeding to the business of each Fund. A nominal share will be issued to each corresponding Fund in order to permit each Fund, through its Board, to vote on organizational matters as the sole shareholder of each New Series. If shareholders of a Fund approve a proposed Reorganization, the Board of that Fund will approve an investment advisory agreement between the applicable New Series and TCW and a 12b-1 Plan with respect to Class N of the applicable New Series.

     Each Reorganization contemplates that each Fund will transfer all of its assets to the applicable New Series; the liabilities of the Fund will be assumed by that New Series; and each shareholder's shares of the Fund will automatically be exchanged for full and fractional shares of the New Series ("New Series Shares") having an aggregate offering price equal to the aggregate net asset value of the shareholder's shares of the Fund.

     Each New Series will offer Class N shares and the TCW Galileo Opportunity Fund will offer Class I shares. Each class is sold without a sales charge and Class N shares have a 0.25% distribution and service (12b-1) fee. The compensation paid under the Class N 12b-1 Plan is equal to that currently paid by Class A shareholders of each Fund and lower than that paid by Class B shareholders of each Fund. The Class I shares of the Large Cap Fund and the Income + Growth Fund currently are not subject to a 12b-1 Plan, but would become subject to the Class N 12b-1 Plan following the Reorganization. Shareholders of a Fund will receive different classes of New Series Shares depending upon the shareholder's current class holdings. Shareholders holding Class A and Class B shares of a Fund will receive Class N shares of the New Series. Shareholders holding Class I shares of the Large Cap Fund and the Income + Growth Fund will also receive Class N shares of the New Series. Eligible shareholders holding Class I shares of the Opportunity Fund will receive Class I shares of the corresponding New Series. See the fee tables below for more information about fees and charges.

COMPARISON OF THE FUNDS TO THE NEW SERIES

     The Galileo Funds are organized under Articles of Incorporation that are substantially similar to the Articles of Incorporation of each Company. Each Company and the Galileo Funds are organized under the laws of the State of Maryland. Following the Reorganizations, the rights of shareholders granted under the Articles of Incorporation of the Galileo Funds will not differ in any material respect from their rights as shareholders of the Funds.

     In addition, the shareholder services available to current shareholders will not change after the Reorganization, except for the expanded range of funds available under the exchange privilege and the minimum balance requirement. Shareholders of a Fund may currently exchange only into selected SG Cowen Funds, while holders of the New Series Shares will be able to exchange into the same class of shares of any Galileo Fund without additional charge.

     The minimum initial investment requirement for accounts investing in the New Series Shares will depend on the share class. The minimum initial investment for Class N shares will be $2,000 for non-retirement accounts ($500 for IRAs) compared to $1,000 for a Fund ($500 for IRAs). The minimum additional investment amount for N Class shares will be $250 (irrespective of the type of account) compared to $100 for a Fund ($50 for IRAs). The minimum initial investment for Class I shares of the New Series will be $25,000 for non-retirement accounts ($2,000 for IRAs) with a $5,000 minimum for additional investments ($500 for IRAs). The minimum investment requirement for Class I shares of a Fund is not divided by class; rather, ownership of the Class I shares of a Fund is limited by investor type (e.g., certain employee benefit plans, charities, and other large investors). The initial investment minimum for non-retirement account shares of Class I shares of a Fund is $1,000 ($500 for IRAs), with a subsequent minimum of $100 ($50 for IRAs). TCW has agreed to waive, on an ongoing basis, the reinvestment minimums for Fund investors that acquire the New Series Shares in the Reorganization. Further, TCW will not seek to close fund accounts that no longer meet the minimum for maintaining an account as a result of the Reorganization. Such minimum currently is $25,000 for non-retirement accounts containing Class I shares and $1,000 for non-retirement accounts containing Class N shares.

     Each Company and the Galileo Funds have adopted a 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A and Class B of each Fund and Class N of the New Series. The 12b-1 Plans permit the Fund to pay a percentage of their assets toward distribution and service arrangements. The Class A and B shares of each Fund and the Class N shares of the Galileo Funds each pay the fund's distributor a service fee of 0.25% of the fund's average daily net assets attributable to such class pursuant to a 12b-1 Plan. The fund's distributor may pay all or a portion of the fee to a service provider, such as a broker-dealer, for providing ongoing servicing or maintenance of shareholder accounts. The Class B Shares of each Fund also pay a distribution fee of 0.75% of the Fund's average daily net assets attributable to such class under the 12b-1 Plan. The distribution fee is used by the distributor to pay initial and ongoing compensation in respect of sales of Class B shares. As a result of each proposed Reorganization, Class B shareholders of each Fund would become Class N shareholders of the applicable New Series and would no longer be subject to a distribution fee. However, as Class N shareholders of a New Series, Class A and Class B shareholders of a Fund will continue to pay a service fee of 0.25% of the fund's average daily net assets attributable to such class. In addition, Class I shareholders of the Large Cap Fund and the Income + Growth Fund will become subject to the 12b-1 fee because of their reorganization into Class N shares of the New Series. In connection with the approval of the Reorganization, each Board, on behalf of each Fund as sole shareholder of the New Series, will approve the Class N 12b-1 Plans of the New Series. Currently, neither the Funds nor the Galileo Funds have adopted a 12b-1 Plan with respect to Class I shares.

INVESTMENT OBJECTIVES AND POLICIES

     Approval of the proposal will constitute approval of certain changes to the investment objectives and policies of each Fund. These changes will occur because the New Series will have investment objectives which differ from those of each Fund in certain non-material respects and certain investment policies of the New Series will be different from those of each Fund in order to maintain uniformity between the investment policies of the New Series and the other existing series of the Galileo Funds. Although the changes in investment restrictions will allow the New Series greater investment flexibility to respond to future investment opportunities, these changes are not expected to materially affect the manner in which the New Series will be managed following the proposed Reorganization as compared to the manner in which each Fund is currently managed. TCW, SGCAM, and the Boards do not anticipate that the changes, individually or collectively, will result in a material change in the level of investment risk associated with an investment in any Fund. Moreover, the investment restrictions of the Galileo Funds attempt to simplify, modernize and make uniform those investment restrictions that are required to be fundamental and to eliminate those fundamental restrictions that are not legally required. Management believes that eliminating the differences among the Funds'
fundamental restrictions, and maintaining the uniformity of the fundamental restrictions of each series of the Galileo Funds, will enhance its ability to manage the New Series efficiently and effectively, particularly in changing regulatory and investment environments, and to execute the New Series compliance program. In addition, by minimizing the number of policies that can be changed only by shareholder vote, the Galileo Funds' Board of Directors will have greater flexibility to modify policies of the New Series, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The New Series will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board considers desirable.

     The investment objectives of the TCW Galileo Opportunity Fund and the TCW Galileo Diversified Value Fund (into which the Opportunity Fund and the Large Cap Fund, respectively, will be reorganized) will clarify that these funds seek long-term capital appreciation. Currently, the investment objectives of the Opportunity Fund and the Large Cap Fund state that the funds seek capital appreciation. The TCW Galileo Diversified Value Fund will have a secondary objective of seeking current income just as the Large Cap Fund does. This change is sought to better describe the existing investment objectives of the Opportunity and Large Cap Funds, and does not signify a change in the objective or management of those funds.

     Set forth below are descriptions of the proposed investment restrictions of the New Series of the Galileo Funds. The investment restrictions numbered 1 through 9 will be fundamental policies (except as otherwise provided in restriction number 1) of each New Series. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund. The investment restrictions numbered 10 and 11 will be non-fundamental policies of the New Series and may be changed by vote of a majority of the Board of Directors of the Galileo Funds at any time without shareholder approval. Restrictions and policies that the Galileo Funds have not specifically designated as being fundamental policies are considered to be non-fundamental policies.

     Each Fund will effectively adopt these policies if the proposed Reorganization is completed because it is reorganizing into the New Series. Accompanying each of the policies of the New Series is an explanation (in italics) of how the New Series policy differs from the existing policies of the Funds. Following the list of policies for the New Series is a description of the current policies of the Funds that are not being adopted by the New Series.

     1. The Fund will not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, and (b) the Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by the Fund at any time will not exceed 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities.

          The Funds currently have a similar fundamental policy, except that the maximum permitted percentage in the second sentence is lower for the Funds. Specifically, the percentage is 10% for the Large Cap Fund and the Income + Growth Fund, while the percentage is 20% for the Opportunity Fund.

     2. The Fund will not issue senior securities as defined in the 1940 Act, provided that the Fund may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and
          (d) borrow money in accordance with the restrictions described in paragraph 1 above.

          The Funds currently do not have a similar fundamental policy, although applicable statutes and regulations have the same effect.

     3. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 by virtue of disposing of portfolio securities.

          The Funds currently have a similar fundamental policy.

     4. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to the Fund's purchase of U.S. Government Securities. In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

          The Funds currently have a similar fundamental policy.

     5. The Fund will not invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

          The Large Cap Fund currently has a similar fundamental policy. The Income + Growth Fund and the Opportunity Fund currently have a similar policy except that their policy is non-fundamental.

     6. The Fund may not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

          The Funds currently have a similar fundamental policy, except that they also specifically except lending of portfolio securities.

     7. The Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns, or has the right to acquire at no additional cost, securities equivalent in kind and amount to those sold.

          The Funds currently have a fundamental policy that prohibits effecting short sales of securities or maintaining a short position.

     8. The Fund will not invest in commodities or commodities contracts, except that the Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

          The Large Cap Fund currently has a similar fundamental policy. The Income + Growth Fund and the Opportunity Fund currently have a policy that prohibits them from investing in futures and options except for covered call options.

     9. The Fund will not, with respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies, if as a result more than five percent of the value of the Fund's total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

          This fundamental policy has not previously existed for the Galileo Funds. However, the New Series will adopt this fundamental policy. The Funds currently have similar fundamental policies.

     10. (Non-Fundamental) The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

          The Funds currently have a similar policy, except that it is considered fundamental, rather than non-fundamental.

     11. (Non-Fundamental) The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

          The Income + Growth Fund and the Opportunity Fund currently have a similar non-fundamental policy. The Large Cap Fund currently does not have such a policy.

     The New Series will not have the following fundamental policies that currently are fundamental policies (except as indicated) of certain Funds:

     1. The Fund may not pledge, hypothecate, mortgage or otherwise encumber more than 10% (20% for the Income + Growth Fund) of the value of the Fund's total assets.

     2. The Fund may not invest in the securities of other investment companies except in certain reorganization transactions. (The Large Cap Fund does not have this policy.)

     3. The Fund may not purchase restricted or illiquid securities or securities that are not readily marketable if more than 10% of the Fund's total assets would be invested in illiquid securities. (This is a non-fundamental policy of the Opportunity Fund and the Large Cap Fund does not have this policy.) (Irrespective of this policy, the SEC staff has taken the position that open-end funds should not hold more than 15% of their assets in illiquid securities.)

     4. The Fund may not purchase a security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that have been in operation less than three years. (This is a non-fundamental policy of the Income + Growth Fund and the Large Cap Fund does not have this policy.) (This policy was formerly required by certain state securities regulators and is no longer applicable.)

     The New Series will not have the following non-fundamental policies that currently are non-fundamental policies of certain Funds:

     1. The Fund may not purchase or retain the securities of any issuer if any of the officers or directors of the Fund or SGCAM individually owns more than 0.5% of the outstanding securities and in the aggregate own beneficially more than 5% of the outstanding securities. (The Large Cap Fund does not have this policy.) (This policy was formerly required by certain state securities regulators and is no longer applicable.)

     2. The Fund may not invest in warrants, although warrants acquired as part of a unit or attached to securities at the time of acquisition are not subject to this limitation. (The Opportunity Fund and the Large Cap Fund do not have this policy.) (This policy was formerly required by certain state securities regulators and is no longer applicable.)

INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

     Prior to consummation of the Reorganization, the Galileo Funds will amend its existing investment management agreement with TCW to reflect the addition of each New Series, the form of which is included as Appendix B. The rate of the investment management fee paid by each New Series will remain the same as that paid by the applicable Fund. The Opportunity Fund, Income + Growth Fund, and Large Cap Fund currently pay an investment management fee of 0.90%, 0.75%, and 0.75% of average daily net assets, respectively. Under the terms of its investment advisory agreements with the Income + Growth Fund and the Opportunity Fund, SGCAM, at its own expense, provides bookkeeping and accounting services to each Fund. TCW does not provide such services under the terms of its investment management agreement with the Galileo Funds. As a result, TCW Galileo Income + Growth Fund and TCW Galileo Opportunity Fund will incur additional expenses for bookkeeping and accounting services and the total expense ratios of each class of these New Series will be higher after the Reorganization than the total expense ratio of the applicable class of the Fund before the Reorganization. Please see the tables below for additional information regarding the fees and expenses of each Fund and New Series.

     Other than the differences described above, and a provision permitting TCW to terminate the agreement on 60 days' notice (rather than 90 days' notice as provided in the current advisory agreement), there is no material difference between the substance of each current Fund's investment management agreement and the Galileo Funds' investment management agreement. Notably, the standard of care provisions in the various contracts all provide that the adviser will not be liable for errors of judgment or mistakes of law unless such liability resulted from the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

     The Galileo Funds will also amend its existing distribution agreement with TCW Brokerage Services (the "Distributor") with respect to the New Series pursuant to which the Distributor will act as principal underwriter for the New Series. Similarly, the Galileo Funds, through its Board, will authorize the Distributor to enter into or amend agreements with participating dealers of the New Series shares pursuant to which payments under the New Series' 12b-1 Plan are made. The form of the Class N 12b-1 Plan is included at Appendix C.

ADDITIONAL FEE INFORMATION

     As noted above, the current investment management fee for each Fund will not change as a result of the proposed Reorganizations. While the investment management fees will not change, the Class N shares of each New Series will not be subject to a front-end load as are the Class A shares of each Fund and will not be subject to a contingent deferred sales charge as are the Class B shares of each Fund. In addition, the Class N shares of the New Series will pay a 12b-1 fee of 0.25% of the average daily net assets attributable to Class N compared to a 12b-1 fee of 0.25% and 1.00%, respectively, of the average daily net assets attributable to Class A and Class B shares of each Fund.

     As noted above, the Class I shares of the Large Cap Fund and the Income + Growth Fund currently are not subject to a 12b-1 Plan, but would become subject to the Class N 12b-1 Plan because Class I shareholders of those funds will become Class N shareholders of the corresponding New Series. Even after the expense waiver/reimbursement described in the next paragraph, Class I shareholders in the Large Cap Fund and the Income + Growth Fund will be subject to a higher total expense ratio upon completion of the proposed Reorganizations. However, because these classes have approximately $70,000 and $900,000 in net assets, respectively, there is a question as to their continued economic viability. By becoming Class N shareholders in the New Series, the Class I shareholders in these Funds will still benefit from being part of a larger mutual fund family and anticipated economies of scale resulting from TCW's marketing efforts to increase the assets of the New Series. The Class I shares of the TCW Galileo Opportunity Fund will continue to be available to qualified investors without a sales charge or a 12b-1 fee.

     TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the New Series to the extent necessary to limit the net expense ratio of the New Series to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio (after any applicable fee waiver or expense reimbursement) of Class A shares (or, in the case of Class I shares of the TCW Galileo Opportunity Fund, Class I shares) of the Fund for the thirty days ending on the closing of the Reorganization.

FUND EXPENSES

     As an investor, you pay certain fees and expenses in connection with each Fund and the New Series. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The Class N shares of the Galileo Funds have no sales charge (load) in contrast to the Class A and B shares of each Fund. All of these classes (A, B and N) have 12b-1 fees as noted below. The current Class I shares of the Funds do not have sales charges or 12b-1 fees, however the Class I shares that reorganize into Class N shares will become subject to the Class N 12b-1 Plan. The following table provides information on the current expenses for the Class A, B and I shares of the Large Cap Fund and the Income + Growth Fund and the pro forma expenses for Class N shares of the New Series. The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund or the New Series. The information is based on the Fund's expenses and average daily net assets during the twelve months ended November 30, 2000.

FEE TABLES

Large Cap Fund (Class A, B, and I)
Proposed TCW Galileo Diversified Value Fund (Class N)

                                                Current           Current          Current               Pro Forma
                                                Class A           Class B          Class I                Class N

Shareholder Transaction Fees

 1)   Redemption Fees......................       None             None              None                  None
 2)   Exchange Fees........................       None             None              None                  None
 3)   Contingent Deferred Sales Load.......       None           5.00%(1)            None                  None
 4)   Sales Load on Reinvested Dividends...       None             None              None                  None
 5)   Sales Load on Purchases..............     4.75%(2)           None              None                  None

Annual Fund Operating Expenses

   Management Fees.........................      0.75%             0.75%            0.75%                  0.75%
   Distribution (12b-1) Fees...............      0.25%             1.00%            0.00%                  0.25%
   Other Expenses..........................      1.88%             2.07%            2.25%                  2.48%
   Total Annual Fund Operating
      Expenses ............................      2.88%             3.82%            3.00%                  3.48%
   Fee Waiver/Expense Reimbursement .......        -                 -                -                  2.26%(4)

   Net Expenses ...........................     2.88%(3)         3.82%(3)          3.00%(3)                1.22%

(1) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(2) A purchase of Class A shares at $1 million or more will be made at net asset value.
(3) The tables above do not reflect SGCAM's voluntary reimbursement of expenses. The total annual operating expenses after considering the reimbursement would have been 1.22%, 1.97%, and 0.97% for Class A, B and I, respectively.
(4) TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the Class N shares of the TCW Galileo Diversified Value Fund to the extent necessary to limit the net expense ratio to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio (after any applicable fee waiver or expense reimbursement) of Class A shares of the Large Cap Fund for the thirty days ending on the closing of the Reorganization.


Income + Growth Fund (Class A, B and I)
Proposed TCW Galileo Income + Growth Fund (Class N)
                                                 Current            Current           Current              Pro Forma
                                                 Class A            Class B           Class I               Class N

Shareholder Transaction Fees

 1)   Redemption Fees......................       None               None               None                  None
 2)   Exchange Fees........................       None               None               None                  None
 3)   Contingent Deferred Sales Load.......       None             5.00%(1)             None                  None
 4)   Sales Load on Reinvested Dividends...       None               None               None                  None
 5)   Sales Load on Purchases..............     4.75%(2)             None               None                  None

Annual Fund Operating Expenses

   Management Fees.........................       0.75%              0.75%             0.75%                 0.75%
   Distribution (12b-1) Fees...............       0.25%              1.00%             0.00%                 0.25%
   Other Expenses..........................       0.36%              0.41%             0.41%                 0.48%
   Total Annual Fund Operating
      Expenses ............................       1.36%              2.16%             1.16%                 1.48%
   Fee Waiver/Expense Reimbursement .......         -                  -                 -                  0.12%(3)

   Net Expenses ...........................       1.36%              2.16%             1.16%                 1.36%


(1) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(2) A purchase of Class A shares at $1 million or more will be made at net asset value.
(3) TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the Class N shares of the TCW Galileo Income + Growth Fund to the extent necessary to limit the net expense ratio to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio of Class A shares of the Income + Growth Fund for the thirty days ending on the closing of the Reorganization.


Opportunity Fund (Class A and B)
Proposed TCW Galileo Opportunity Fund (Class N)
                                                Current           Current              Pro Forma
                                                Class A           Class B               Class N

Shareholder Transaction Fees

 1)   Redemption Fees......................       None             None                   None
 2)   Exchange Fees........................       None             None                   None
 3)   Contingent Deferred Sales Load.......       None           5.00%(1)                 None
 4)   Sales Load on Reinvested Dividends...       None             None                   None
 5)   Sales Load on Purchases..............     4.75%(2)           None                   None

Annual Fund Operating Expenses

   Management Fees.........................      0.90%             0.90%                 0.90%
   Distribution (12b-1) Fees...............      0.25%             1.00%                 0.25%
   Other Expenses..........................      0.46%             0.48%                 0.59%
   Total Annual Fund Operating
      Expenses ............................      1.61%             2.38%                 1.74%
   Fee Waiver/Expense Reimbursement .......        -                 -                  0.13%(3)

   Net Expenses ...........................      1.61%             2.38%                 1.61%

(1) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(2) A purchase of Class A shares at $1 million or more will be made at net asset value.
(3) TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the Class N shares of the TCW Galileo Opportunity Fund to the extent necessary to limit the net expense ratio to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio of Class A shares of the Opportunity Fund for the thirty days ending on the closing of the Reorganization.


Opportunity Fund (Class I)
Proposed TCW Galileo Opportunity Fund (Class I)
                                                  Current              Pro Forma
                                             Opportunity Fund         TCW Galileo
                                                                    Opportunity Fund

Shareholder Transaction Fees

 1)   Redemption Fees......................        None                   None
 2)   Exchange Fees........................        None                   None
 3)   Contingent Deferred Sales Load.......        None                   None
 4)   Sales Load on Reinvested Dividends...        None                   None
 5)   Sales Load on Purchases..............        None                   None


Annual Fund Operating Expenses

   Management Fees.........................        0.90%                 0.90%
   Distribution (12b-1) Fees...............        None                   None
   Other Expenses..........................        0.40%                 0.56%
   Total Annual Fund Operating
      Expenses ............................        1.30%                 1.46%
   Fee Waiver/Expense Reimbursement .......          -                  0.16%(1)

   Net Expenses ...........................        1.30%                 1.30%


(1) TCW has agreed (until December 31, 2002) to reduce its investment advisory fee or pay the ordinary expenses of the Class I shares of the TCW Galileo Opportunity Fund to the extent necessary to limit the net expense ratio to the lesser of (i) the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.; or (ii) the net expense ratio (after any applicable fee waiver or expense reimbursement) of Class I shares of the Opportunity Fund for the thirty days ending on the closing of the Reorganization.


EXPENSE EXAMPLE

     This Example is intended to help you compare the cost of investing in a Fund and the New Series with the cost of investing in other mutual funds.

     This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The expenses for the first year of each period for the New Series reflects the net expense ratio (after fee waiver and expense reimbursements). The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                              1 Year           3 Years          5 Years         10 Years
Large Cap Value Fund Class A                                   $752             $1,324           $1,921          $3,527
Large Cap Value Fund Class B                                   $884             $1,466           $2,167          $4,053
Large Cap Value Fund Class B (not redeemed)                    $384             $1,166           $1,967          $4,053
Large Cap Value Fund Class I                                   $303              $927            $1,577          $3,318
Proposed:
TCW Galileo Diversified Value Fund Class N                     $124              $858            $1,613          $3,606

Income + Growth Fund Class A                                   $607              $885            $1,184          $2,032
Income + Growth Fund Class B                                   $719              $976            $1,359          $2,493
Income + Growth Fund Class B (not redeemed)                    $219              $676            $1,159          $2,493
Income + Growth Fund Class I                                   $118              $368             $638           $1,409
Proposed:
TCW Galileo Income + Growth Fund Class N                       $138              $456             $797           $1,758

Opportunity Fund Class A                                       $631              $959            $1,309          $2,295
Opportunity Fund Class B                                       $741             $1,042           $1,470          $2,716
Opportunity Fund Class B (not redeemed)                        $241              $742            $1,270          $2,716
Proposed:
TCW Galileo Opportunity Fund Class N                           $152              $524             $920           $2,031

Opportunity Fund Class I                                       $132              $412             $713           $1,568
Proposed:
TCW Galileo Opportunity Fund Class I                           $132              $446             $782           $1,733


INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF THE GALILEO FUNDS

     A board of eight directors is responsible for overseeing the Galileo Funds' affairs. An executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, Jr., may act for the Board of Directors between meetings, except where full Board action is required by law. The directors and officers of the Galileo Funds, and their business addresses and their principal occupations for the last five years are set forth below. The Board of Directors of the Galileo Funds differs from the Board of each Fund as no Director of the Funds serves on the Galileo Funds' Board.

Name and Address Principal Occupations and Other Affiliations
-------------------------------------------------------------

Marc I. Stern* (57)                                  President and Director, The TCW Group, Inc.; Chairman, TCW Investment
Chairman                                             Management Company; President and Vice Chairman, TCW Asset Management
865 South Figueroa Street                            Company;  Chairman, TCW London International, Limited; Vice Chairman,
Los  Angeles,  California  90017                     Trust  Company  of  the West; Chairman,  Apex  Mortgage Capital, Inc.
                                                     (Since October 1997); and Director of Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr.* (61)                          Vice  Chairman,  Trust  Company  of the West,  TCW  Asset  Management
Director                                             Company, The TCW Group, Inc., and TCW Investment  Management Company;
865 South Figueroa Street                            Member of the Board of  Trustees  of the  University  of Notre  Dame;
Los Angeles, California 90017                        Director  of  Orthopedic   Hospital  of  Los  Angeles;   Senior  Vice
                                                     President, TCW Convertible Securities Fund, Inc.

John C. Argue (68)                                   Former Senior Partner and Of Counsel,  Argue Pearson Harbison & Myers
Director                                             (law firm);  Director,  Avery Dennison  Corporation  (manufacturer of
444 South Flower Street                              self-adhesive  products and office supplies),  Apex Mortgage Capital,
Los Angeles, California 90071                        Inc. (real estate investment  trust);  Nationwide Health  Properties,
                                                     Inc. (real estate  investment  trust) and TCW Convertible  Securities
                                                     Fund,  Inc.  (closed-end fund)  He  is  Chairman  of the  Rose  Hills
                                                     Foundation,  the  Amateur Athletic  Foundation and the  University of
                                                     Southern  California Board of Trustees.

_______________________
*    Directors  who  are or may be  deemed  to be  "interested  persons"  of the
     Company as defined in the 1940 Act.  Messrs.  Stern and Larkin are officers of TCW.


Norman Barker, Jr. (78)                              Former  Chairman of the Board,  First  Interstate  Bank of California
Director                                             and former Vice  Chairman  of the Board,  First  Interstate  Bancorp;
9601 Wilshire Blvd.                                  Director,  Bank  Plus  Corp.,  ICN  Pharmaceuticals,  Inc.,  and  TCW
Beverly Hills, CA  90210                             Convertible Securities Fund, Inc

Richard W. Call (76)                                 Former  President,  The  Seaver  Institute  (a  private  foundation);
Director                                             Director,  TCW  Convertible  Securities  Fund,  Inc.  and The  Seaver
c/o Mayer, Brown & Platt                             Institute.
Counsel to the Independent Directors
1675 Broadway
New York, NY  10019

Matthew K. Fong (45)                                 Since 1999 Mr. Fong has been Of Counsel to the Los Angeles  based law
Director                                             firm of  Sheppard,  Mullin,  Richter &  Hamilton.  From 1995 to 1998,
333 South Hope Street                                Mr.  Fong  served as State  Treasurer  for the  State of  California.
Los Angeles, CA  90071                               From  1991 to 1994,  Mr.  Fong was Vice  Chairman  of the  California
                                                     State Board of  Equalization,  California's  elected tax agency.  Mr.
                                                     Fong  is  a  Director  of  ESS  Technology,   Inc.,  TCW  Convertible
                                                     Securities Fund, Inc.  (closed-end  fund) and American National Title and serves as a Regent of Pepperdine  University  and the Los Angeles
                                                     Children's  Hospital.  Mr. Fong is also a Lt. Colonel in the U.S. Air
                                                     Force Reserves.

John A. Gavin (70)                                   Founder,  and since 1968,  Chairman of Gamma Holdings  (international
Director                                             capital consulting firm);  Member of the Latin America Strategy Board
c/o Mayer, Brown & Platt                             of Hicks,  Muse, Tate and Furst  (leveraged  buyout firm);  Director,
Counsel to the Independent Directors                 International Wire Group (electrical wire  manufacturer),  KKCF, Inc.
1675 Broadway                                        (home  furnishings  manufacturer),  TCW Convertible  Securities Fund,
New York, NY  10019                                  Inc.  (closed-end  fund) and Apex  Mortgage  Capital,  Inc. (a REIT);
                                                     Trustee and  director of certain  Merrill  Lynch mutual  funds.  From
                                                     1981- 1986, Mr. Gavin was the United States Ambassador to Mexico.

Patrick C. Haden (48)                                Since  1997,  General  Partner,  Riordan,  Lewis & Haden  (a  venture
Director                                             capital   firm);   director,    Tetra   Tech,   Inc.   (environmental
Riordan, Lewis & Haden                               consulting),  Elkay Plastics Co. Inc.,  Financial  Pacific  Insurance
300 South Grand Avenue                               Group, Inc., TCW Convertible  Securities Fund, Inc. (closed-end fund)
Los Angeles, CA 90071                                and IndyMac Mortgage Holdings (mortgage banking).


Compensation of Non-Interested Directors of the Galileo Funds

     The Galileo Funds pay each non-interested Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Galileo Funds also reimburse such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. These amounts are prorated among each series of the Galileo Funds. Directors and officers of the Galileo Funds who are employed by the TCW or an affiliated company thereof receive no compensation or expense reimbursement from the Galileo Funds.

     The following table illustrates the compensation paid to the current non-interested Directors by the Galileo Funds for the fiscal year ended October 31, 2000. The table also illustrates the total compensation paid to the Galileo Funds' non-interested Directors for the calendar year ended December 31, 2000 by the Galileo Funds and, in the case of Messrs. Argue, Barker and Call, TCW Convertible Securities Fund. TCW Convertible Securities Fund, Inc. is included solely because the Galileo Funds' adviser, TCW, also serves as investment adviser to TCW Convertible Securities Fund, Inc.


                                                                                      Total Cash Compensation from
                                                                                              Galileo Funds
                                                                                           and TCW Convertible
                                               Aggregate Compensation From the            Securities Fund, Inc.
                                                        Galileo Funds                  for the calendar year ended
Name of Independent Director                 for the fiscal year ended 10/31/2000              12/31/2000

John C. Argue                                              $38,000                               $50,000
Norman Barker, Jr.                                         $38,000                               $50,750
Richard W. Call                                            $38,000                               $48,750
Matthew K. Fong                                            $38,000                              $38,000*
John A. Gavin                                                 *                                     *
Patrick C. Haden                                              *                                     *

* Mr. Fong was initially appointed to the board of directors of TCW Convertible Securities Fund, Inc. effective on May 5, 2001. Messrs. Gavin and Haden were first elected to the boards of Galileo Funds and TCW Convertible Securities Fund, Inc. on June 26, 2001.

     The officers of the Galileo Funds who are not also directors of the Galileo Funds are:


                                              Position(s) Held                        Principal Occupation(s)
          Name and Address                   with Galileo Funds                      During Past 5 Years(1)

Alvin R. Albe, Jr. (48)*                  President                     President and Director,  TCW Investment  Management
                                                                        Company;  Executive  Vice  President  and Director,
                                                                        TCW Asset  Management  Company and Trust Company of
                                                                        the West; Executive Vice President,  The TCW Group,
                                                                        Inc.

Michael E. Cahill (50)*                   Senior Vice                   Managing  Director,  General Counsel and Secretary,
                                          President,                    TCW Investment  Management Company,  The TCW Group,
                                          General                       Inc.,  Trust  Company  of the  West  and TCW  Asset
                                          Counsel                       Management Company.
                                          and Assistant
                                          Secretary

Charles W. Baldiswieler (43)*             Senior Vice President         Managing   Director,   TCW  Investment   Management
                                                                        Company,  Trust  Company  of the West and TCW Asset
                                                                        Management Company.

Ronald R. Redell (30)*                    Senior Vice President         Senior Vice  President,  TCW Investment  Management
                                                                        Company,  Trust  Company  of the West and TCW Asset
                                                                        Management    Company    since    August,     2000.
                                                                        Previously,   National   Sales   Manager   with  RS
                                                                        Investment     Management    (formerly    Robertson
                                                                        Stephens).

Philip K. Holl (51)*                      Secretary                     Senior  Vice   President  and   Associate   General
                                                                        Counsel, TCW Investment  Management Company,  Trust
                                                                        Company  of  the  West  and  TCW  Asset  Management
                                                                        Company;  Secretary to TCW  Convertible  Securities
                                                                        Fund, Inc.

Peter C. DiBona (43)*                     Treasurer                     Senior Vice  President,  TCW Investment  Management
                                                                        Company,  Trust  Company  of the West and TCW Asset
                                                                        Management  Company;  Treasurer to TCW  Convertible
                                                                        Securities Fund, Inc.


(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*    Address is 865 South Figueroa Street,  18th Floor, Los Angeles,  California
     90017

     In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company, is an Assistant Secretary of the Galileo Funds. The directors and officers of the Galileo Funds collectively own less than 1% of the outstanding shares of the Funds or Galileo Funds.

INFORMATION ABOUT TCW

     TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The direct and indirect subsidiaries of TCW Group, Inc., including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. On July 6, 2001, Societe Generale Asset Management, S.A. ("SG Asset Management"), a wholly-owned subsidiary of Societe Generale, acquired a 51% interest in The TCW Group, Inc., that will increase to a 70% interest over five years. SGCAM, the current investment adviser for each Fund, is an indirect wholly-owned subsidiary of SG Asset Management. Accordingly, SGCAM and TCW are under common control of SG Asset Management.

     TCW has served as investment adviser to the Galileo Funds since their inception; most recently pursuant to an Investment Advisory and Management Agreement made as of July 6, 2001.

     TCW presently serves as investment adviser to 55 investment companies (including separate series thereof) which are registered under the 1940 Act, and to a number of other advisory clients. Appendix B lists the investment company clients of TCW. As of August 31, 2001, TCW and its immediate affiliates had approximately $80 billion under management or committed for management in various fiduciary and advisory capacities.

     The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Mr. Larkin, 61, is Vice Chairman of The TCW Group, TCW, and Trust Company of the West. Mr. Stern, 57, is Chairman of TCW, President and Director of The TCW Group, and Vice Chairman of Trust Company of the West. Mr. Albe, 48, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Larkin and Stern is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

     Listed below are the individuals are primarily responsible for the day-to-day portfolio management of each of the Funds. These same individuals will continue to manage each respective New Series as Managing Directors of TCW, TCW Asset Management Company, and Trust Company of the West. Included is a summary of each person's business experience during the past five years:

Large Cap Fund (TCW Galileo Diversified Value Fund)

        Dianne Jaffee       Investment Officer, Director and Portfolio Manager,
                            SG Cowen and SGCAM,  (July  1998).  Director and
                            Portfolio  Manager, Cowen Asset Management
                            (January 1995).

Opportunity Fund (TCW Galileo Opportunity Fund)

         William Church      Vice President and Senior Investment  Officer SG
                             Cowen (July 1998).  Previously Mr.  Church was a
                             Class I Limited  Partner of Cowen and  Managing
                             Director  of Cowen Incorporated and Chief
                             Investment Officer of Cowen Asset Management.


Income + Growth Fund (TCW Galileo Income + Growth Fund)

         Paul D. Houk        Director and  Portfolio  Manager,  SG Cowen and
                             SGCAM,  (July  1998).  Mr. Houk joined  Cowen Asset
                             Management in 1995 as a Portfolio Manager and Director. Previously he was a Portfolio Manager with Mercantile Safe Deposit Co.


PROCEDURES FOR PROPOSED REORGANIZATIONS

     If the shareholders of the Large Cap Fund or the Income + Growth Fund approve the proposed Reorganization, that Fund will transfer all of its assets to the applicable New Series; that New Series will assume all of the liabilities of each class of the Fund and issue whole and fractional Class N shares of the New Series having an aggregate offering price equal to the aggregate net asset value of the Class A, Class B, and Class I shares of the Fund. If the shareholders of the Opportunity Fund approve the proposed Reorganization, that Fund will transfer all of its assets to the applicable New Series; that New Series will assume all of the liabilities of each class of the Fund and issue whole and fractional Class N shares of the New Series having an aggregate offering price equal to the aggregate net asset value of the Class A and Class B shares of the Fund, and whole and fractional Class I shares of the New Series having an aggregate offering price equal to the aggregate net asset value of the Class I shares of the Fund. Each Fund would then distribute such shares to shareholders of the applicable class of the Fund such that the aggregate offering price of the shares of the New Series received is equal to the aggregate net asset value of shares of the Fund then owned by such shareholder, in exchange for all of the shares of the Fund owned by the shareholder; and the Fund and the Company would then be dissolved. Shareholders of each Fund will acquire the same pro rata interest in the share class of the applicable New Series as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization.

     The obligations of each Company and the Galileo Funds under each Plan are subject to various conditions, as stated therein. Among other things, each Plan requires that all filings be made with, and all authority be received from, the U.S. Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Company and the Galileo Funds are in the process of making the necessary filings. To provide against unforeseen events, each Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Directors of the Company or the Galileo Funds, notwithstanding the approval of the Plan by the shareholders of each Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of a Fund without obtaining the approval of that Fund's shareholders. Each Company and the Galileo Funds may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganizations, see the forms of Plan at Appendix A.

FEDERAL INCOME TAX CONSEQUENCES

     Each Reorganization is conditioned upon the receipt by each Company, on behalf of each Fund, and the Galileo Funds, on behalf of each New Series, of an opinion from Dechert, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to each New Series of all or substantially all of the assets of each Fund in exchange solely for New Series Shares and the assumption by each New Series of all of the liabilities of each Fund, followed by the distribution of such shares to each Fund's shareholders in exchange for their shares of the Fund in complete liquidation of each Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the New Series and the Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by any Fund upon the transfer of all or substantially all of its assets to the New Series in exchange solely for New Series Shares and the assumption by each New Series of all of the liabilities of the applicable Fund or upon each Fund's distribution of the New Series Shares to each Fund's shareholders in exchange for their shares of the applicable Fund; (iii) the basis of the assets of each Fund in the hands of each New Series will be the same as the basis of such assets of each Fund immediately prior to the transfer; (iv) the holding period of the assets of each Fund in the hands of each New Series will include the period during which such assets were held by each Fund; (v) no gain or loss will be recognized by a New Series upon the receipt of the assets of the applicable Fund in exchange for New Series Shares and the assumption by each New Series of all of the liabilities of the applicable Fund; (vi) no gain or loss will be recognized by the shareholders of a Fund upon the receipt of the New Series Shares of the applicable New Series solely in exchange for their shares of the Fund as part of the transaction;
(vii) the basis of the New Series Shares received by the shareholders of the applicable Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of the New Series Shares received by the shareholders of each Fund will include the holding period during which the shares of each Fund exchanged therefor were held, provided that at the time of the exchange the shares of each Fund were held as capital assets in the hands of the shareholders of the Fund.

     While each Company is not aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

OTHER EFFECTS OF SHAREHOLDER APPROVAL

     The 1940 Act generally requires that shareholders of a mutual fund series approve the fund's investment advisory agreements and 12b-1 plans, among other things. These requirements apply to new mutual funds, including the New Series.

     If shareholders approve each proposed Reorganization, they will also be effectively approving the investment advisory agreement between the New Series and TCW. Such vote will also effectively approve the 12b-1 Plan for the New Series. Technically, these approvals will be accomplished by a vote of the each current Fund as the sole shareholder of the respective New Series before the effective date of the Reorganization.

     Also, as noted above, the approval of the proposal would have the practical effect of instituting certain changes to the investment objectives and policies of each Fund as described above. As with a new advisory agreement or 12b-1 Plan, such a change in objectives or fundamental policies would usually require a vote of shareholders. However, in the context of the Reorganization, each New Series will be created with the new objectives and policies that will remain when the Funds are reorganized into the New Series.

VOTING REQUIREMENT

     Approval of each Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the corresponding Fund. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal. Shareholders of each Fund will vote separately with respect to the proposal.

     The Board of Directors of each Company, including the non-interested Directors, recommends that shareholders vote in favor of this Proposal 1. Unmarked proxies will be so voted.

                  2.       OTHER MATTERS

     The Boards are not aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Company and Fund.


                             ADDITIONAL INFORMATION

VOTING INFORMATION

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund at the address for the Fund shown at the beginning of this Proxy Statement), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for each Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting with respect to a Fund, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of a Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Holders of record of the shares of each Fund at the close of business on October 3, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. As of __________ __, 2001, the following number of shares of each class of the Funds were outstanding:

Opportunity Fund           Class A          _______________ shares
                           Class B          _______________ shares
                           Class I          _______________ shares
                           Total            _______________ shares

Large Cap Fund             Class A          _______________ shares
                           Class B          _______________ shares
                           Class I          _______________ shares
                           Total            _______________ shares

Income + Growth Fund       Class A          _______________ shares
                           Class B          _______________ shares
                           Class I          _______________ shares
                           Total            _______________ shares


OWNERSHIP OF THE FUNDS

     Appendix E sets forth the beneficial owners of more than 5% of each Fund's shares as well as the shares of each other series of the Companies. To the best of each Fund's knowledge, as of ____________ __, 2001, no person owned beneficially more than 5% of outstanding shares of that Fund or any other series of that Company, except as stated in Appendix E.

     Appendix F hereto sets forth the number of shares of each Fund owned directly or beneficially by the Directors of that Company. The Directors and Officers as a group own less than 1% of the outstanding shares of each Fund.

COST AND METHOD OF PROXY SOLICITATION

     TCW and SGCAM will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of each Company, officers and employees of SGCAM, SG Asset Management, or TCW and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Each Company may reimburse brokers, banks, and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.


INVESTMENT ADVISERS AND PRINCIPAL UNDERWRITERS

     SG Cowen Asset Management, Inc., 560 Lexington Avenue, New York, New York 10022 is the investment adviser for each Fund. Funds Distributor, Inc. 60 State Street, Suite 1300, Boston, Massachusetts 02109, is the principal underwriter for each Company.

     TCW Investment Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 is the investment adviser for the Galileo Funds. TCW Brokerage Services, Inc., 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 serves as distributor for the Galileo Funds. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 serves as the administrator of the Galileo Funds.

INDEPENDENT ACCOUNTANTS

     The independent accountant for each Company is KPMG LLP, 757 Third Avenue, New York, New York, 10017. The independent accountant for the Galileo Funds is Deloitte & Touche LLP, Two California Plaza, 350 Grand Avenue, Los Angeles, California 90071.

PROPOSALS OF SHAREHOLDERS

     Each Company does not hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of a Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Company's proxy statement must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Boards for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

FINANCIAL STATEMENTS

     Audited financial statements for each Company appear in their Annual Report, which was sent to shareholders earlier this year, and that Annual Report is incorporated by reference into this proxy statement (which means that the Report is made legally part of this proxy statement).

     If you would like a copy of the most recent Annual Report and any more recent Semi-Annual Report, please call 1-877-293-7298, or write the Company at the address listed at the beginning of this proxy statement.

                                              By Order of the respective Boards,


                                              /s/ Rodd M. Baxter

                                              Rodd M. Baxter
                                              Secretary

October 9, 2001


Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

                                                                      APPENDIX A

                  FORMS OF AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION
                      (Income + Growth Fund/Large Cap Fund)



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [____] day of September, 2001, between and among TCW Galileo Funds, Inc. (the "Acquiring Company"), a Maryland corporation with its principal place of business at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, on behalf of TCW [ ] Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and SG Cowen [ ] Fund, Inc. (the "Acquired Company"), a Maryland corporation with its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, and solely for the purposes of paragraph
10.2 hereof, SG Cowen Asset Management, Inc., a Delaware corporation ("SGCAM") and TCW Investment Management Company, a California corporation ("TCW").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Company to the Acquiring Fund in exchange solely for Class N voting shares (par value of $0.001 per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Company, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Company in complete liquidation of the Acquired Company as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Directors of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Company for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Company by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and


     WHEREAS, the Directors of the Acquired Company, have determined that the exchange of all of the assets of the Acquired Company for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Company by the Acquiring Fund is in the best interests of the Acquired Company and that the interests of the existing shareholders of the Acquired Company would not be diluted as a result of this transaction;


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED COMPANY TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED COMPANY'S LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED COMPANY

     1.1. Subject to the requisite approval of the Acquired Company shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Company agrees to transfer all of the Acquired Company's assets, as set forth in paragraph 1.2 of this Agreement, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Company the number of full and fractional Class N Acquiring Fund Shares determined by dividing the aggregate net asset value of the outstanding Class A, Class B and Class I shares of the Acquired Company, computed in the manner and as of the time and date set forth in paragraph 2.1 of this Agreement, by the offering price of one Class N Acquiring Fund Share; and (ii) to assume all liabilities of the Acquired Company. Such transactions shall take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2. The assets of the Acquired Company to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interests receivable that are owned by the Acquired Company and any deferred or prepaid expenses shown as an asset on the books of the Acquired Company ("Acquired Company Assets") on the closing date provided for in paragraph 3.1 of this Agreement (the "Closing Date").

     1.3. The Acquired Company will use commercially reasonable best efforts to identify and discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Company, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Company will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1 of this Agreement, the Acquired Company will distribute in liquidation of the Acquired Company to the Acquired Company's shareholders of record with respect to Class A, Class B and Class I shares, determined as of immediately after the close of business on the Closing Date (collectively referred to as the "Acquired Company Shareholders"), on a pro rata basis within Class A, Class B and Class I shares of the Acquired Company, the Class N Acquiring Fund Shares received by the Acquired Company pursuant to paragraph 1.1 of this Agreement. Such distribution in liquidation will be accomplished, with respect to Class A, Class B and Class I shares of the Acquired Company, by the transfer of all of the Class N Acquiring Fund Shares then credited to the account of the Acquired Company on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class A, Class B and Class I Acquired Company Shareholders. The aggregate offering price of Class N Acquiring Fund Shares to be so credited to Class A, Class B and Class I Acquired Company Shareholders shall be equal to the aggregate net asset value of the Acquired Company shares of Class A, Class B and Class I owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B and Class I shares of the Acquired Company will simultaneously be canceled on the books of the Acquired Company, although share certificates representing interests in Class A, Class B and Class I shares of the Acquired Company will represent a number of Class N Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.2 of this Agreement. The Acquiring Fund shall not issue certificates representing the Class N Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Company including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Company.


2.   VALUATION

     2.1. The value of the Acquired Company's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of 4:15 Eastern Time or, if earlier, the close of trading on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Company's Articles of Incorporation and then-current prospectus or statement of additional information and valuation procedures established by the Acquired Company's Board of Directors.

     2.2. The number of the Class N Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Company's assets shall be determined by dividing the aggregate net asset value of the outstanding Class A, Class B and Class I shares of the Acquired Company determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement, by the offering price of one Class N Acquiring Fund Share.

     2.3. All computations of value shall be made by the Acquired Company's designated record keeping agent.


3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be November 30, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:15 p.m. Eastern Time. The Closing shall be held at the offices of the Acquiring Company or at such other time and/or place as the parties may agree.

     3.2. The Acquired Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Company (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Acquired Company's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of such assets described in subsection (i) of this paragraph 3.2, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Company's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days prior to the Closing Date, and shall be transferred and delivered by the Acquired Company as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Company shall direct the Custodian to deliver the Acquired Company's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Company shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Company shall direct DST Systems, Inc. (the "Transfer Agent") to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Company Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Company, or provide evidence satisfactory to the Acquired Company that such Acquiring Fund Shares have been credited to the Acquired Company's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Company shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Company and Board of Directors of the Acquired Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Company is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5. Prior to Closing, the Acquiring Company shall have authorized the issuance of and shall have issued one Class N Acquiring Fund Share to the Acquired Company in consideration of the payment of the offering price of one Class N Acquiring Fund Share, as determined by the Acquiring Company's Board of Directors, for the purpose of enabling the Acquired Company to vote to: (a) approve the investment management agreement between the Acquiring Company, on behalf of the Acquiring Fund, and TCW; and (b) approve the plan adopted by the Acquiring Fund, with respect to Class N, pursuant to Rule 12b-1 under the 1940 Act. At the effective time of Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of one Class N Acquiring Fund Share.


4.       REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Company represents and warrants to the Acquiring Company as follows:

     (a) The Acquired Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required to be obtained by the Acquired Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Company and each prospectus and statement of additional information of the Acquired Company used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Company will have good and marketable title to the Acquired Company Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Company is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Company is a party or by which it is bound that has not previously been disclosed to the Acquiring Company;

     (g) The Acquired Company has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date that have not previously been disclosed to the Acquiring Company;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Company, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Company or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Company at November 30, 2000 have been audited by KPMG LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Company as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Company required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) The Acquiring Company has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Acquired Company, each as of May 31, 2001. These statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Company as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Company as of such date not disclosed therein;

     (k) Since November 30, 2000, there has not been any material adverse change in the Acquired Company's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Company of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (k), a decline in net asset value per share of the Acquired Company due to declines in market values of securities in the Acquired Company's portfolio, the discharge of Acquired Company liabilities, or the redemption of Acquired Company shares by shareholders of the Acquired Company shall not constitute a material adverse change;

     (l) On the Closing Date, all Federal and other tax returns and reports of the Acquired Company required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Company has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and before the Closing Date will have declared and paid dividends sufficient to distribute all of its investment company taxable income (as defined in the Code) and net capital gain for the period ending on the Closing Date;

     (n) All issued and outstanding shares of the Acquired Company are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Company will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Company, as provided in paragraph
3.3 of this Agreement. The Acquired Company does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Company, nor is there outstanding any security convertible into any of the Acquired Company shares;

     (o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Company, and, subject to the approval of the shareholders of the Acquired Company, this Agreement will constitute a valid and binding obligation of the Acquired Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (p) The information to be furnished by the Acquired Company for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

     (q) The proxy statement of the Acquired Company (the "Proxy Statement") to be provided to the shareholders of the Acquired Company, will, on the date of the Proxy Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Company for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

     (r) The Acquired Company shall, as soon as practicable after satisfaction of all conditions of the Reorganization, file or cause to be filed, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Company has ceased to be a registered investment company;

     (s) The Acquired Company is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

     (t)  The  Acquired   Company  does  not  have  any  unamortized  or  unpaid
organizational fees or expenses; and

     (u) The Acquired Company has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Acquired Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland;

     (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, will be in full force and effect as of the Closing Date;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required to be obtained by the Acquiring Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) As of the Closing Date, the prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Company has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Company, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing Date;

     (i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (j) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (k) The Class N Acquiring Fund Shares to be issued and delivered to the Acquired Company, for the account of the Acquired Company Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (l) The information to be furnished by the Acquiring Fund for use in the proxy materials and other documents that may be necessary in connection with the Reorganization shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

     (m) That insofar as it relates to information provided by the Acquiring Company for use in the Proxy Statement of the Acquired Company, the Proxy Statement, from the date of the Proxy Statement through the date of the meeting of shareholders of the Acquired Company contemplated therein, shall (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Company for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

     (n) The Acquiring Company is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

     (o)  The  Acquiring   Fund  does  not  have  any   unamortized   or  unpaid
organizational fees or expenses.


5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED COMPANY

     5.1. The Acquiring Fund and the Acquired Company each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Company will call a meeting of the shareholders of the Acquired Company to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Company covenants that the Class N Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Company will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Company shares.

     5.5. The Acquired Company will at the Closing provide the Acquiring Company with a statement of the respective tax basis of all investments to be transferred by the Acquired Company to the Acquiring Fund, certified by KPMG LLP.

     5.6. Subject to the provisions of this Agreement, the Acquiring Company and the Acquired Company will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. The Acquiring Company will provide all information reasonably necessary for the preparation of the Proxy Statement referred to in paragraph 4.1(q) of this Agreement in compliance with the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Company to consider approval of this Agreement and the transactions contemplated herein.

     5.8. As soon as is reasonably practicable after the Closing, the Acquired Company will make a liquidating distribution to its shareholders consisting of the Class N Acquiring Fund Shares received at the Closing in accordance with the terms of this Agreement.

     5.9. The Acquiring Company and the Acquired Company shall each use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.10. The Acquired Company covenants that it will, from time to time, as and when reasonably requested by the Acquiring Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Company may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.11. The Acquiring Company will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence the Acquiring Fund's investment operations as of the Closing Date and continue its operations after the Closing Date.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED COMPANY


     The obligations of the Acquired Company to consummate the transactions provided for herein shall be subject, at the Acquired Company's election, to the performance by the Acquiring Company of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Fund and the Acquiring Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Company shall reasonably request;

     6.3. The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company and the Acquiring Fund on or before the Closing Date;

     6.4. The Acquired Company and the Acquiring Company shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

     6.5. The Acquired Company shall have received on the Closing Date the opinion of Dechert, counsel to the Acquiring Company (which may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquiring Company), dated as of the Closing Date, covering the following points:

     (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets, including those of the Acquiring Fund, and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

     (b) The Agreement has been duly authorized, executed and delivered by the Acquiring Company on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Company, is a valid and binding obligation of the Acquiring Company on behalf of the Acquiring Fund enforceable against the Acquiring Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (c) The Acquiring Fund Shares to be issued to the Acquired Company Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

     (d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Company's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Company is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company is a party or by which it is bound;

     (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquiring Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (f) The Acquiring Company is registered as a management investment company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as a management investment company under the 1940 Act is in full force and effect; and

     (g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND


     The obligations of the Acquiring Company to complete the transactions provided for herein shall be subject, at the Acquiring Company's election, to the performance by the Acquired Company of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Acquired Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Acquired Company shall have delivered to the Acquiring Company a statement of the Acquired Company's assets and liabilities, together with a list of the portfolio securities of the Acquired Company showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

     7.3. The Acquired Company shall have delivered to the Acquiring Company on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request;

     7.4. The Acquired Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Company on or before the Closing Date;

     7.5. The Acquired Company and the Acquiring Company shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement;

     7.6. The Acquired Company shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year until 4:15 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     7.7. The Acquiring Company shall have received on the Closing Date the opinion of Willkie Farr & Gallagher, counsel to the Acquired Company (which may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquired Company), covering the following points:

     (a) The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets, and to carry on its business, as presently conducted;

     (b) The Agreement has been duly authorized, executed and delivered by the Acquired Company, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Company, is a valid and binding obligation of the Acquired Company enforceable against the Acquired Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquired Company's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Acquired Company is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Company, judgment or decree to which the Acquired Company is a party or by which it is bound;

     (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (e) The Acquired Company is a registered investment company classified as a management company of the open-end type under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (f) The outstanding shares of the Acquired Company are registered under the 1933 Act, and such registration is in full force and effect; and

     (g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Company or any of its properties or assets, and the Acquired Company is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY AND THE ACQUIRED COMPANY


     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Company, the Acquiring Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Company in accordance with the provisions of the Acquired Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Company may waive the conditions set forth in this paragraph 8.1;

     8.2. The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Acquiring Company and Acquired
Company, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors, certified by the Secretary or equivalent officer;

     8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Company or the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Company, provided that either party hereto may for itself waive any of such conditions;

     8.5. The registration statement of the Acquiring Company with respect to the Acquiring Fund (the "Registration Statement") shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.6. The parties shall have received the opinion of Dechert addressed to the Acquiring Company and Acquired Company substantially to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:

     (a) The transfer by the Acquired Company of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Company Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

     (b) No gain or loss will be recognized by the Acquired Company as a result of such transactions;

     (c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

     (d) No gain or loss will be recognized by the shareholders of the Acquired Company upon the distribution to them by the Acquired Company of the Acquiring Fund Shares in exchange for their shares of the Acquired Company;

     (e) The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Company will be the same as the basis of the shareholder's Acquired Company shares immediately prior to such transactions;

     (f) The basis of the Acquired Company Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Company immediately prior the transactions;

     (g) A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Company exchanged therefor, provided that the shareholder held such shares of the Acquired Company as a capital asset; and

     (h) The holding period of the Acquiring Fund with respect to the Acquired Company Assets will include the period for which such Acquired Company Assets were held by the Acquired Company, provided that the Acquired Company held such Acquired Company Assets as capital assets.


     The delivery of such opinion shall be conditioned upon the receipt by Dechert of such representations as it shall reasonably request of the Acquiring Company and the Acquired Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Company may waive the condition set forth in this paragraph 8.6.


9.   INDEMNIFICATION

     9.1. The Acquiring Company agrees to indemnify and hold harmless the Acquired Company and each of the Acquired Company's officers and Board members from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Company or any of its Board members or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Company agrees to indemnify and hold harmless the Acquiring Company and each of the Acquiring Company's officers and Board members from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.


10.  BROKERAGE FEES AND EXPENSES

     10.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the Reorganization will be paid equally by SGCAM and TCW, and will not be borne by the Acquired Company, the Acquiring Company, or the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholders' meetings, and the expenses relating to the preparation and printing of the Registration Statement, including fees for registration with the Commission of the Acquiring Fund and its shares under the 1940 Act and the 1933 Act, filing fees with any state securities commission, and the organization of the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code. The expenses relating to the preparation, printing and distribution of the Registration Statement, including fees for registration with the Commission of the Acquiring Fund and its shares under the 1940 Act and the 1933 Act, filing fees with any state securities commission, and the organization of the Acquiring Fund, will be borne equally by SGCAM and TCW.


11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Company and the Acquired Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


12.  TERMINATION


     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the Acquiring Company and the Acquired Company or by either such party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.


13.  AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Company called by the Acquired Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class N Acquiring Fund Shares to be issued to the Acquired Company Shareholders under this Agreement to the detriment of such shareholders without their further approval.


14.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed, as appropriate, to the Acquiring Company, 865 South Figueroa Street, Suite 1800, Los Angeles,
California 90017, Attn: Philip K. Holl, in such case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, Attn: Robert W. Helm, or to the Acquired Company, 1221 Avenue of the Americas, New York, New York 10020, Attn:
Philip Bafundo, in such case with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attn: Jon S. Rand.


15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. Notwithstanding any other provision of this Agreement to the contrary, any liability of the Acquiring Company under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Acquiring Fund, and other series of the Acquiring Company shall not be liable with respect thereto.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                                              Attest:  TCW GALILEO FUNDS, INC.

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________



Attest:                                                       SG COWEN [                            ], INC.

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________



Attest:                                                       SG COWEN ASSET MANAGEMENT, INC., with respect to paragraph 10.2 only

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________



Attest:                                                       TCW INVESTMENT MANAGEMENT COMPANY, with respect to paragraph 10.2 only

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________


                      AGREEMENT AND PLAN OF REORGANIZATION
                               (Opportunity Fund)


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [____] day of September, 2001, between and among TCW Galileo Funds, Inc. (the "Acquiring Company"), a Maryland corporation with its principal place of business at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, on behalf of TCW Galileo Opportunity Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and SG Cowen Funds, Inc. (the "Acquired Company"), a Maryland corporation with its principal place of business at 1221 Avenue of the Americas, New York, New York 10020, on behalf of SG Cowen Opportunity Fund ("Acquired Fund"), a separate series of the Acquired Company, and solely for the purposes of paragraph 10.2 hereof, SG Cowen Asset Management, Inc., a Delaware corporation ("SGCAM") and TCW Investment Management Company, a California corporation ("TCW").


     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class N and Class I voting shares (par value of $0.001 per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Acquired Company and the Acquiring Company are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;


     WHEREAS, the Directors of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;


     WHEREAS, the Directors of the Acquired Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund ("Acquired Fund Shareholders") would not be diluted as a result of this transaction; and


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Company agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2 of this Agreement, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class N Acquiring Fund Shares determined by dividing the aggregate net asset value of the outstanding Class A and Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 of this Agreement by the offering price of one Class N Acquiring Fund Share; (ii) to deliver to the Acquired Fund the number of full and fractional Class I Acquiring Fund Shares determined by dividing the aggregate net asset value of the outstanding Class I shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 of this Agreement by the offering price of one Class I Acquiring Fund Share; and (iii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund ("Acquired Fund Assets") on the closing date provided for in paragraph 3.1 of this Agreement (the "Closing Date").

     1.3. The Acquired Fund will use commercially reasonable best efforts to identify and discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1 of this Agreement, the Acquired Fund will distribute to the Acquired Fund Shareholders of record with respect to Class A and B shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within Class A and Class B, the Class N Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 of this Agreement. Such distribution in liquidation will be accomplished, with respect to Class A and Class B shares of the Acquired Company, by the transfer of all of the Class N Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class A and Class B Acquired Fund Shareholders. The aggregate offering price of Class N Acquiring Fund Shares to be so credited to Class A and Class B Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Class A and Class B shares of the Acquired Fund owned by such shareholders on the Closing Date. All issued and outstanding Class A and Class B shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Class N Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph
2.2 of this Agreement. The Acquiring Fund shall not issue certificates representing the Class N Acquiring Fund Shares in connection with such exchange.

     1.5. Immediately after the transfer of assets provided for in paragraph 1.1 of this Agreement, the Acquired Fund will distribute to the Acquired Fund Shareholders of record with respect to Class I shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within Class I, the Class I Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 of this Agreement. Such distribution in liquidation will be accomplished, with respect to Class I shares of the Acquired Company, by the transfer of all of the Class I Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class I Acquired Fund Shareholders. The aggregate offering price of Class I Acquiring Fund Shares to be so credited to Class I Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Class I shares of the Acquired Fund owned by such shareholders on the Closing Date. All issued and outstanding Class I shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class I shares of the Acquired Fund will represent a number of Class I Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.2 of this Agreement. The Acquiring Fund shall not issue certificates representing the Class I Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2.   VALUATION

     2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of 4:15 Eastern Time or, if earlier, the close of trading on the New York Stock Exchange, and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Company's Articles of Incorporation and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Company's Board of Directors.

     2.2. The number of shares of each class of Acquiring Fund Shares issued in exchange for the Acquired Fund's assets shall be determined in accordance with this section 2.2. The number of the Class N Acquiring Fund Shares to be issued (including fractional shares, if any) shall be determined by dividing the aggregate net asset value of the outstanding Class A and Class B shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement, by the offering price of one Class N Acquiring Fund Share. The number of the Class I Acquiring Fund Shares to be issued (including fractional shares, if any) shall be determined by dividing the aggregate net asset value of the outstanding Class I shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement, by the offering price of one Class I Acquiring Fund Share.

     2.3. All computations of value shall be made by the Acquired Fund's designated record keeping agent.


3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be November 30, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:15 p.m. Eastern Time. The Closing shall be held at the offices of the Acquiring Company or at such other time and/or place as the parties may agree.

     3.2. The Acquiring Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of such assets described in subsection (i) of this paragraph 3.2, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days prior to the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Company, on behalf of the Acquired Fund, shall direct the Custodian to deliver the Acquiring Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Company shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Company, or provide evidence satisfactory to the Acquired Company that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Company and Board of Directors of the Acquired Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5. Prior to Closing, the Acquiring Company shall have authorized the issuance of and shall have issued one Class N Acquiring Fund Share to the Acquired Fund in consideration of the payment of the offering price of one Class N Acquiring Fund Share, as determined by the Acquiring Company's Board of Directors, for the purpose of enabling the Acquired Fund to vote to: (a) approve the investment management agreement between the Acquiring Company, on behalf of the Acquiring Fund, and TCW; and (b) approve the plan adopted by the Acquiring Fund, with respect to Class N, pursuant to Rule 12b-1 under the 1940 Act. At the effective time of Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of one Class N Acquiring Fund Share.


4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Company as follows:

     (a) The Acquired Fund is duly organized as a series of the Acquired Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), including the shares of the Acquired Fund, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required to be obtained by the Acquired Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Company will have good and marketable title to the Acquired Fund Assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound that has not previously been disclosed to the Acquiring Company;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date that have not previously been disclosed to the Acquiring Company;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Company, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2000 have been audited by KPMG LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) The Acquiring Company has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of May 31, 2001. These statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (k) Since November 30, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (k), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (l) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (n) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Company, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (p) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

     (q) The proxy statement of the Acquired Company, with respect to the Acquired Fund (the "Proxy Statement"), to be provided to the shareholders of the Acquired Fund, will, on the date of the Proxy Statement and on the Closing Date,
(i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Company for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

     (r) The Acquired Company is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

     (s)  The   Acquired   Fund  does  not  have  any   unamortized   or  unpaid
organizational fees or expenses that have not previously been disclosed to the Acquiring Company; and

     (t) The Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

     4.2. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is duly organized as a series of the Acquired Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland;

     (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, will be in full force and effect as of the Closing Date;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required to be obtained by the Acquiring Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) As of the Closing Date, the prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Company has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquiring Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Company, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing Date;

     (i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (j) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (k) The Class N and Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (l) The information to be furnished by the Acquiring Fund for use in the proxy materials and other documents that may be necessary in connection with the Reorganization shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

     (m) That insofar as it relates to information provided by the Acquiring Company for use in the Proxy Statement of the Acquired Company, the Proxy Statement, from the date of the Proxy Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein shall (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

     (n) The Acquiring Company is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

     (o)  The  Acquiring   Fund  does  not  have  any   unamortized   or  unpaid
organizational fees or expenses.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class N and Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. The Acquired Company will at the Closing provide the Acquiring Company with a statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund, certified by KPMG LLP.

     5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement referred to in paragraph 4.1(q) of this Agreement, in compliance with the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.8. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class N and Class I Acquiring Fund Shares received at the Closing.

     5.9. The Acquiring Company and the Acquired Company shall each use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.10. The Acquired Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Company, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Company may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.11. The Acquiring Company will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence the Acquiring Fund's investment operations as of the Closing Date and continue its operations after the Closing Date.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND


     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Company of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Fund and the Acquiring Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Company shall reasonably request;

     6.3. The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company and the Acquiring Fund on or before the Closing Date;

     6.4. The Acquired Company and the Acquiring Company shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

     6.5. The Acquired Company shall have received on the Closing Date the opinion of Dechert, counsel to the Acquiring Company (which may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquiring Company), dated as of the Closing Date, covering the following points:

     (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets, including those of the Acquiring Fund, and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

     (b) The Agreement has been duly authorized, executed and delivered by the Acquiring Company on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Company, is a valid and binding obligation of the Acquiring Company on behalf of the Acquiring Fund enforceable against the Acquiring Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (c) The Acquiring Fund Shares to be issued to the Acquired Company Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

     (d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Company's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Company is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company is a party or by which it is bound;

     (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquiring Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (f) The Acquiring Company is registered as a management investment company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as a management investment company under the 1940 Act is in full force and effect; and

     (g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND


     The obligations of the Acquiring Company to complete the transactions provided for herein shall be subject, at the Acquiring Company's election, to the performance by the Acquired Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Acquired Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Acquired Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a statement of the Acquired Fund's assets and liabilities, together with a list of the portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

     7.3. The Acquired Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Company shall reasonably request;

     7.4. The Acquired Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Company or the Acquired Fund on or before the Closing Date;

     7.5. The Acquired Company and the Acquiring Company shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1 of this Agreement;

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year until 4:15 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     7.7. The Acquiring Company shall have received on the Closing Date the opinion of Willkie Farr & Gallagher, counsel to the Acquired Company (which may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or Directors of the Acquired Company), covering the following points:

     (a) The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of the Acquired Fund's properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

     (b) The Agreement has been duly authorized, executed and delivered by the Acquired Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Company, is a valid and binding obligation of the Acquired Company, on behalf of the Acquired Fund, enforceable against the Acquired Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

     (c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquired Company's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Acquired Company is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Company, judgment or decree to which the Acquired Company is a party or by which it is bound;

     (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by the Acquired Company in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

     (e) The Acquired Company is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (f) The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

     (g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Company or the Acquired Fund or any of their properties or assets, and neither the Acquired Company nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND


     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2. The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Acquiring Company and Acquired
Company, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors, certified by the Secretary or equivalent officer;

     8.3. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Company or the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.5. The registration statement of the Acquiring Company with respect to the Acquiring Fund (the "Registration Statement") shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.6. The parties shall have received the opinion of Dechert addressed to the Acquiring Company and Acquired Company substantially to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:

     (a) The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund as a result of such transactions;

     (c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

     (d) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Company of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

     (e) The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions;

     (f) The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior the transactions;

     (g) A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

     (h) The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.


     The delivery of such opinion shall be conditioned upon the receipt by Dechert of such representations as it shall reasonably request of the Acquiring Company and the Acquired Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Company may waive the condition set forth in this paragraph 8.6.


9.   INDEMNIFICATION

     9.1. The Acquiring Company agrees to indemnify and hold harmless the Acquired Company and each of the Acquired Company's officers and Board members from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Company or any of its Board members or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Company agrees to indemnify and hold harmless the Acquiring Company and each of the Acquiring Company's officers and Board members from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.


10.  BROKERAGE FEES AND EXPENSES

     10.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the Reorganization will be paid equally by SGCAM and TCW, and will not be borne by the Acquired Fund, the Acquiring Company, or the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Proxy Statement, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement, expenses of holding shareholders' meetings, and the expenses relating to the preparation and printing of the Registration Statement, including fees for registration with the Commission of the Acquiring Fund and its shares under the 1940 Act and the 1933 Act, filing fees with any state securities commission, and the organization of the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code. The expenses relating to the preparation, printing and distribution of the Registration Statement, including fees for registration with the Commission of the Acquiring Fund and its shares under the 1940 Act and the 1933 Act, filing fees with any state securities commission, and the organization of the Acquiring Fund, will be borne equally by SGCAM and TCW.


11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Company and the Acquired Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.


12.  TERMINATION


     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the Acquiring Company and the Acquired Company or by either such party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.


13.  AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class N and Class I Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


14.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed, as appropriate, to the Acquiring Company, 865 South Figueroa Street, Suite 1800, Los Angeles,
California 90017, Attn: Philip K. Holl, in such case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, Attn: Robert W. Helm, or to the Acquired Company, 1221 Avenue of the Americas, New York, New York 10020, Attn:
Philip Bafundo, in such case with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attn: Jon S. Rand.


15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. Notwithstanding any other provision of this Agreement to the contrary, any liability of the Acquiring Company or the Acquired Company under this Agreement or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Acquiring Fund or the Acquired Fund, as the case may be, and other series of the Acquiring Company or the Acquired Company shall not be liable with respect thereto.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                                       TCW GALILEO FUNDS, INC.


__________________________________                            By: _______________________________
SECRETARY

                                                              Its: _______________________________



Attest:                                                       SG COWEN FUNDS, INC., on behalf of SG COWEN OPPORTUNITY FUND

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________



Attest:                                                       SG COWEN ASSET MANAGEMENT, INC., with respect to paragraph 10.2 only

_____________________________________________________         By:__________________________________________________
SECRETARY
                                                              Its:_________________________________________________


                                                                      APPENDIX B

                         FORM OF AGREEMENT AND AMENDMENT

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT OF
                             TCW GALILEO FUNDS, INC.

     THIS AGREEMENT (this "Agreement") is made as of July 6, 2001 by and between TCW GALILEO FUNDS, INC., a Maryland corporation (the "Company"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation (the "Adviser").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

     WHEREAS, the Company wishes to retain the Adviser to render investment advisory and management services; and

     WHEREAS, the Adviser is willing to perform such services.

     NOW, THEREFORE, the Company and the Adviser agree as follows:

     1. Appointment.

     (a)______The Company hereby employs the Adviser to provide investment advisory and management services for each of the portfolios of the Company specified in Schedule A, as such Schedule A may be amended from time to time (each, individually, a "Fund" and, collectively, the "Funds"). This engagement is for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations set forth in this Agreement, for the compensation provided below.

     (b)______If the Company establishes one or more portfolios other than the Funds listed in Schedule A with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing, whereupon such portfolio shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by such new portfolio to the Adviser shall be agreed to in writing at the time.

     (c)______The Adviser, subject to the prior approval of the Company's Board of Directors, may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist it in the performance of this Agreement, provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     2._______Advisory and Management Services. The Adviser, subject to the direction and supervision of the Company's Board of Directors and in conformity with applicable laws, the Company's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

     (a)______Manage the investment of each Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in that Fund's portfolio, the formulation and implementation of the Fund's investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

     (b)______Place orders for the purchase or sale of portfolio securities for each Fund's account with broker-dealers selected by the Adviser;

     (c)______Administer the day to day operations of each Fund;

     (d)______Furnish to the Company office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Company and the Funds that are not maintained by the Company's transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company, if desired and reasonably required by the Company; and

     (e)______Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 below.

     3._______Company Expenses. The Company assumes and shall pay or cause to be paid all expenses of the Company and the Funds, including, without limitation:
(a) all costs and expenses incident to the public offering of securities of the Company, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian appointed by the Company for the safekeeping of the cash, portfolio securities and other property of the Funds; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Company; (e) the charges and expenses of any accounting or subaccounting agent appointed by the Company to provide accounting services to the Funds; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions;
(g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state, local or other governmental agencies; (h) the cost and expense of printing and issuing certificates representing securities of the Company; (i) fees involved in registering and maintaining registrations of the Company under the 1940 Act; (j) all expenses of shareholders' and directors' meetings, and of preparing, printing and mailing proxy statements and reports to shareholders; (k) fees and expenses of directors of the Company who are not officers or employees of the Adviser; (l) all fees and expenses incident to the Company's dividend reinvestment plan; (m) charges and expenses of legal counsel to the independent directors and to the Company;
(n) trade association dues; (o) interest payable on Company borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by the Company; and (r) any other ordinary or extraordinary expenses incurred by the Company or the Funds in the course of their business.

     4. Compensation. As compensation for the services performed with respect to each Fund, the Company shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in Schedule A, as may be amended from time to time.

     For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the compensation provided shall be prorated.

     The Company shall also reimburse the Adviser for the organizational expenses incurred by the Adviser on behalf of each Fund or class thereof.

     Such organizational expenses shall be amortized by the Company over five years.

     5. Services Not Exclusive. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation
(including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of a Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. While information and recommendations supplied to each Fund shall, in the Adviser's judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account.

     6. Portfolio Transactions and Brokerage. In placing portfolio transactions and selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Company and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the "brokerage and research services" provided to the Company, the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Company and the Funds.

     7. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-l under the 1940 Act.

     8. Limitation of Liability. Neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Company or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Adviser shall be indemnified by the Company as an agent of the Company in accordance with the terms of Article Eighth, Section (9) of the Company's Articles of Incorporation.

     9. Nature of Relationship. The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

     10. Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof, provided it is approved by the vote of a "majority of the outstanding voting securities" of the Company. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a "majority of the outstanding voting securities" of the Company or by vote of the Board of Directors of the Company, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Company (either by vote of its Board of Directors or by vote of a "majority of the outstanding voting securities" of the Company) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser. This Agreement shall automatically and immediately terminate in the event of its "assignment." The Adviser may terminate this Agreement without payment of any penalty on sixty days' written notice to the Company.

     11. Definitions. For the purposes of this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

     12. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

     13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written in Los Angeles, California.

                                            TCW GALILEO FUNDS, INC.

                                            By:  /s/
                                                --------------------------------

                                            By:  /s/
                                                --------------------------------

Attest:  /s/
        ---------------------------
Secretary

                                            TCW INVESTMENT MANAGEMENT COMPANY

                                            By:  /s/
                                                --------------------------------

                                            By:  /s/
                                                --------------------------------

Attest:  /s/
        ---------------------------
Secretary

                                   SCHEDULE A


                                                             Annual Fee Rate
                                                             (expressed as a
                                                             percentage
Fund                                                         of net assets)

TCW Galileo Money Market Fund                                          0.25%
TCW Galileo Emerging Markets Income Fund                               0.75%
TCW Galileo Core Fixed Income Fun                                      0.40%
TCW Galileo High Yield Bond Fund                                       0.75%
TCW Galileo Total Return Mortgage-Backed Securities Fund               0.50%
TCW Galileo Mortgage-Backed Securities Fund                            0.50%
TCW Galileo Asia Pacific Equities Fund                                 1.00%
TCW Galileo Emerging Markets Equities Fund                             1.00%
TCW Galileo European Equities Fund                                     0.75%
TCW Galileo Select International Equities Fund                         0.75%
TCW Galileo Japanese Equities Fund                                     0.75%
TCW Galileo Latin American Equities Fund                               1.00%
TCW Galileo Convertible Securities Fund                                0.75%
TCW Galileo Select Equities Fund                                       0.75%
TCW Galileo Earnings Momentum Fund                                     1.00%
TCW Galileo Large Cap Growth Fund                                      0.55%
TCW Galileo Large Cap Value Fund                                       0.55%
TCW Galileo Aggressive Growth Equities Fund                            1.00%
TCW Galileo Small Cap Growth Fund                                      1.00%
TCW Galileo Small Cap Value Fund                                       1.00%
TCW Galileo Value Opportunities Fund                                   0.80%
TCW Galileo Flexible Income Fund                                       0.75%
TCW Galileo Focused Large Cap Value Fund                               0.65%
TCW Galileo Growth Insights Fund                                       0.90%
TCW Galileo Health Sciences Fund                                       0.90%
TCW Galileo Technology Fund                                            1.00%


                               AMENDMENT NO. 1 TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     TCW Galileo Funds, Inc. and TCW Investment Management Company hereby agree to amend the Investment Advisory and Management Agreement ("Agreement") entered into by the parties and dated as of July 6, 2001 as follows, effective ___________ __, 200_.

     All other terms and conditions of the Agreement will remain in full force and effect, including the existing provisions of Schedule A and any amendments, thereof.

                                   SCHEDULE A

                                                          Annual Fee Rate
                                                          (expressed as a
              Fund                                    percentage of net assets)
              ----                                    -------------------------
TCW Galileo Diversified Value Fund                              0.75%
TCW Galileo Income & Growth Fund                                0.75%
TCW Galileo Opportunity Fund                                    0.90%


     IN WITNESS WHEREOF, the parties have agreed to and executed this amendment to the Agreement on the day and year written above.

Attest                                      TCW GALILEO FUNDS, INC.

________________________________            By: __________________________
Secretary                                       Marc I. Stern
                                                Chairman


                                            By: __________________________
                                                Alvin R. Albe, Jr.
                                                President

Attest                                      TCW INVESTMENT MANAGEMENT COMPANY


________________________________            By: __________________________
Assistant Secretary                             Alvin R. Albe, Jr.
                                                President & Chief Executive
                                                Officer


                                            By: __________________________
                                                Michael E. Cahill
                                                Managing Director, General
                                                Counsel

                                                                      APPENDIX C

                               FORM OF 12b-1 PLAN

                             TCW GALILEO FUNDS, INC.
                                 CLASS N SHARES
                                DISTRIBUTION PLAN


     WHEREAS, TCW Galileo Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Company issues shares of capital stock ("shares") in separate series ("Funds"), with each Fund representing interests in a separate portfolio of securities and other assets;

     WHEREAS, the Company is authorized to issue shares of the Funds in separate classes of shares, one of which is designated Class N (the "Class N" shares);

     WHEREAS, certain shareholders of the Company may require distribution and related services that are in addition to services required by other shareholders, and the provision of such services to shareholders requiring these services may benefit such shareholders and facilitate their ability to invest in the Funds;

     WHEREAS, issuance of shares of the Funds in a class subject to a fee for the Funds' cost of providing distribution and shareholder services would allocate the Funds' expense of rendering such services to the shareholders who receive such additional services;

     WHEREAS, the Funds with respect to their Class N shares intend to enter into Selected Dealer Agreements ("Agreements") pursuant to this Distribution Plan (the "Plan") with various service organizations ("Service Organizations"), either directly or through the Funds' principal underwriter, TCW Brokerage Services (the "Distributor"), pursuant to which the Service Organization will make available or offer Class N shares of the Funds for sale to the public;

     WHEREAS, the Funds have adopted a multiple class plan pursuant to Rule l8f-3 under the 1940 Act, to permit the issuance of shares in different classes; and

     WHEREAS, the Board of Directors of the Company has determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders;

     NOW THEREFORE, the Company hereby adopts this Distribution Plan on the following terms and conditions:

     1. As compensation for services provided in respect of Class N shares the Company will pay the Distributor a fee at an annual rate of 0.25% of the average daily net assets of each Fund attributable to the Class N shares. Such fee shall be accrued daily and paid monthly.

     2. The Distributor may pay any or all of the fee payable to it for distribution and shareholder services to a Service Organization, subject to compliance by the Service Organization with the terms of the Agreement between the Service Organization and the Distributor.

     3. Services which a Service Organization will provide under an Agreement may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, Service Organizations can provide their endorsement of the Class N shares of a Fund to their clients, members or customers as an inducement to invest in the Funds.

     4. The Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding voting securities of Class N of that Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to a Fund if a majority of the outstanding voting securities of Class N of the Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of Class N of any other Fund.

     5. The Plan shall not take effect until it has been approved, together with any related agreements and supplements, by votes of a majority of both (a) the Board of Directors of the Company, and (b) those Directors of the Company who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

     6. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 7.

     7. Any person authorized to direct the disposition of monies paid or payable by Class N pursuant to the Plan or any related agreement shall provide to the Company's Board of Directors, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     8. Any agreement related to the Plan shall be in writing and shall provide:
(a) that such agreement may be terminated at any time as to a Fund, without payment of any penalty, by vote of a majority of the Plan Directors or by vote of a majority of the outstanding voting securities of Class N of a Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

     9. The Plan may be amended at any time with respect to a Fund by the Board of Directors, provided that (a) any amendment to increase materially the costs which the Class N shares may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Class N of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 7 hereof.

     10. While the Plan is in effect, the selection and nomination of Directors who are not interested persons (as defined in the 1940 Act) of the Company shall be committed to the discretion of the Directors who are not interested persons.

     11. The Company shall preserve copies of the Plan, any related agreement and any report made pursuant to paragraph 9 hereof, for a period of not less than six (6) years from the date of the Plan, such agreement or report, as the case may be, the first two (2) years of which shall be in an easily accessible place.

     IN WITNESS WHEREOF, the Company has adopted this Distribution Plan effective as of the 17th day of February, 1999.

                                                     TCW GALILEO FUNDS, INC.


                                                     By: /s/
                                                        -----------------------
                                                        Alvin R. Albe, Jr.
                                                        Senior Vice President

                                                                      APPENDIX D

                     OTHER INVESTMENT COMPANY CLIENTS OF TCW

     TCW serves as investment adviser or sub-adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at August 31, 2001.

     With regard to the TCW Galileo Funds, TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.




                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Aggressive Growth Equities Fund            Annual rate of 1% of average daily net assets                     $130.2
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Convertible Securities Fund                Annual rate of 0.75% of average daily net                          $54.4
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Flexible Income Fund                       Annual rate of 0.75% of average daily net                           $1.8
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Focused Large Cap Value Fund               Annual rate of 0.65% of average daily net                           $1.0
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Growth Insights Fund                       Annual rate of 0.90% of average daily net                           $3.4
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Health Sciences Fund                       Annual rate of 0.90% of average daily net                           $0.4
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Earnings Momentum Fund                     Annual rate of 1% of average daily net assets                       $8.7
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Large Cap Growth Fund                      Annual rate of 0.55% of average daily net                          $13.2
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Large Cap Value Fund                       Annual rate of 0.55% of average daily net                         $149.9
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Select Equities Fund                       Annual rate of 0.75% of average daily net                         $937.3
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Small Cap Growth Fund                      Annual rate of 1% of average daily net assets                     $230.3
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Small Cap Value Fund                       Annual rate of 1% of average daily net assets                       $4.5
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Technology Fund                            Annual rate of 1% of average daily net assets                       $0.9
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------



                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Value Opportunities Fund                   Annual rate of 0.80% of average daily net                         $300.8
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Core Fixed Income Fund                     Annual rate of 0.40% of average daily net                          $60.3
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
High Yield Bond Fund                       Annual rate of 0.75% of average daily net                         $280.7
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Money Market Fund                          Annual rate of 0.25% of average daily net                         $320.4
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Mortgage-Backed Securities Fund            Annual rate of 0.50% of average daily net                          $51.8
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Total Return Mortgage-Backed Securities    Annual rate of 0.50% of average daily net                          $86.6
Fund                                       assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Asia Pacific Equities Fund                 Annual rate of 1% of average daily net assets                       $8.7
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Emerging Markets Equities Fund             Annual rate of 1% of average daily net assets                      $31.7
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Emerging Markets Income Fund               Annual rate of 0.75% of average daily net                          $29.9
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
European Equities Fund                     Annual rate of 0.75% of average daily net                          $21.7
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Japanese Equities Fund                     Annual rate of 0.75% of average daily net                           $6.7
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
Select International Equities Fund         Annual rate of 0.75% of average daily net                          $49.1
                                           assets
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------



                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                           Annual rate of 0.75% of the first $100                            $350.3
TCW Convertible Securities Fund, Inc.      million of average weekly net assets and
                                           0.50% of average net assets in excess of
                                           $100 million
(NYSE:CVT)


------------------------------------------ ---------------------------------------------- --------------------------



                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
SUB-ADVISED FUNDS
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $330.8
AB Funds Trust - Growth Equity Fund        0.55% of the average daily net assets on the
                                           first $100 million; 0.45% on the next $150
                                           million; and 0.40% thereafter.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $29.5
Allmerica Investment Trust - Select        0.85% of the average daily net assets not
Strategic Growth Fund                      exceeding $100 million; and 0.75% on assets
                                           exceeding $100 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $461.0
Consulting Group Capital Markets Funds -   0.40% of the average daily net assets not
Large Capitalization Growth Investments    exceeding $500 million; and 0.35% on assets
                                           exceeding $500 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $343.0
Enterprise Accumulation Trust - Equity     0.40% of the average daily net assets not
Portfolio                                  exceeding $1 billion; and 0.30% on assets
                                           exceeding $1 billion.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $126.2
Enterprise Group of Funds, Inc. - Equity   0.40% of the average daily net assets not
Portfolio                                  exceeding $100 million; and 0.30% on assets
                                           exceeding $100 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $169.3
Enterprise Group of Funds, Inc. -          0.30% of the average daily net assets not
Government Securities Portfolio            exceeding $50 million; 0.25% on assets
                                           exceeding $50 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                               $0.0
Equitable Premier Large Cap Growth Fund    0.50% of the average daily net assets up to
                                           and including $100 million; and 0.40% on
                                           assets exceeding $100 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------





                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
---------------------------------------- ---------------------------------------------- --------------------------
Equitable Premier Small/Mid Cap Value      0.55% of the average daily net assets up to                        $0.0
Fund                                       and including $100 million; 0.50% on the
                                           next $200 Million; and 0.40% on assets
                                           exceeding $100 million.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                               $9.3
Frank Russell Investment Company -         0.45% of average daily net assets.
Select Growth Fund
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $50.2
The Glenmeade Fund, Inc. -Small            0.60% of average daily net assets.
Capitalization Growth Portfolio
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $208.2
Liberty All-Star Equity Fund (closed-end)  0.40% of the average weekly net assets up to
                                           $400 million; 0.36% of the average weekly
                                           net assets of the next $400 million; 0.324%
                                           of the average weekly assets of the next
                                           $400 million; and 0.292% thereafter.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $11.5
Liberty All-Star Equity Fund - Variable    0.30% of average daily net assets.
Series
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $35.9
Liberty All-Star Growth Fund, Inc.         0.40% of average weekly net assets up to
(closed-end)                               $300 million; 0.36% thereafter
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $877.1
MSDW Mid-Cap Equity Trust                  0.75% of the average daily net assets not
                                           exceeding $500 million; 0.725% of next $1.5
                                           billion; 0.70% of next $1 billion; and
                                           0.675% of average daily net assets exceeding
                                           $3 billion.


                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
MSDW North American Government Income      0.65% of average daily assets not exceeding
Trust                                      $500 million; 0.60% on assets exceeding $500
                                           million.


                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------




                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
MSDW Small Cap Growth Fund                 1.00% of average daily assets not exceeding                       $414.0
                                           $1.5 billion; and 0.95% thereafter.


                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $585.0
MSDW Total Return Trust                    0.75% of average daily net assets not
                                           exceeding $500 million; and 0.725%
                                           thereafter.


                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $10.4
MSDW Select Dimensions Investment Series   1.25% of average daily net assets.
- The Emerging Markets Portfolio

                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $67.6
MSDW Select Dimensions Investment Series   0.625% of average daily net assets not
- The Mid-Cap Growth Portfolio             exceeding $500 million; and 0.60% thereafter.

                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                               $6.6
MSDW Select Dimensions Investment Series   0.65% of average daily net assets.
- The North American Government
Securities Portfolio
                                           TCW receives 40% of above.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $404.7
TCW/DW Term Trust 2002 (closed-end)        0.26% of average weekly net assets.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $855.1
TCW/DW Term Trust 2003 (closed-end)        0.26% of average weekly net assets.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                              $40.3
Touchstone Strategic Trust - Emerging      0.50% of average daily net assets.
Growth Fund
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                               $6.1
Touchstone Variable Series Trust -         0.50% of average daily net assets.
Emerging Growth Fund
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------




                                                                                                 APPROXIMATE
                                                                                                   ASSETS
                                                                                             (in millions as of
NAME OF FUND                               ADVISORY FEE RATE                                  August 31, 2001)

------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $665.5
Vantagepoint Funds - Growth Stock Fund     0.70% of average daily net assets on first
                                           $25 million; 0.50% on next $25 million;
                                           0.45% of next $50 million; 0.40% of next
                                           $400 million; and 0.35% thereafter.
------------------------------------------ ---------------------------------------------- --------------------------
------------------------------------------ ---------------------------------------------- --------------------------
                                                                                                             $240.4
Vantagepoint Funds - Aggressive            0.73% of average daily net assets on first
Opportunities Fund                         $100 million; 0.69% on next $100 million;
                                           and 0.67% thereafter.
------------------------------------------ ---------------------------------------------- --------------------------


                                                                      APPENDIX E

                       BENEFICIAL OWNERS OF COMPANY SHARES

                                                                      APPENDIX F

                         FUND SHARES OWNED BY DIRECTORS

                                                                     Opportunity

                                    SG COWEN

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 13, 2001.

The undersigned owner of Common Stock of the SG Cowen Opportunity Fund series of SG Cowen Funds, Inc., hereby appoints Rodd M. Baxter and Philip J. Bafundo ("Proxies"), and each of them, with full power of substitution, as proxies of the undersigned to vote the shares of the Common Stock which the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on November 13, 2001, and at any adjournment thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and to the Proxies' discretion, upon such matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made for any proposal, this voting instruction will be voted FOR such proposal.

--------------------------------------------------------------------------------
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------

Has your address changed?  If yes, please note the new address below.

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

[REVERSE SIDE]

*THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED*

SG COWEN OPPORTUNITY FUND
Account Number:
Shares:
Control Number:
Tax ID Number:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

For             Against         Abstain
[_]             [_]             [_]

1) To approve an Agreement and Plan of Reorganization for the SG Cowen Opportunity Fund whereby all or substantially all of the assets and the liabilities of the Fund would be acquired by a newly formed series of the TCW Galileo Funds, Inc., in exchange for shares of such series. Approval of this proposal would also constitute approval of a new investment management agreement and a new distribution (12b-1) plan for the Class N shares of the new series. In addition, the newly formed series will have an investment objective which differs from that of the Fund in non-material respects and will have certain investment policies that are different than those of the Fund.

For             Against         Abstain
[_]             [_]             [_]

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


[ ] Mark this box if an address change has been noted on the reverse side of this card.

Please be sure to sign and date this Voting Instruction Card.

Date:_______________________________________

____________________________________________
Shareholder Sign Here

This voting instruction card shall be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or other representative capacity or as an officer of a corporation, please add titles as such.

                                                                 Large Cap Value

                                    SG COWEN

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 13, 2001.

The undersigned owner of Common Stock of the SG Cowen Large Cap Value Fund series of SG Cowen Series Funds, Inc., hereby appoints Rodd M. Baxter and Philip
J. Bafundo ("Proxies"), and each of them, with full power of substitution, as proxies of the undersigned to vote the shares of the Common Stock which the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on November 13, 2001, and at any adjournment thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and to the Proxies' discretion, upon such matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made for any proposal, this voting instruction will be voted FOR such proposal.


--------------------------------------------------------------------------------
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------


Has your address changed?  If yes, please note the new address below.

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

[REVERSE SIDE]

*THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED*

SG COWEN LARGE CAP VALUE FUND
Account Number:
Shares:
Control Number:
Tax ID Number:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

For             Against         Abstain
[_]             [_]             [_]

1) To approve an Agreement and Plan of Reorganization for the SG Cowen Large Cap Value Fund whereby all or substantially all of the assets and the liabilities of the Fund would be acquired by a newly formed series of the TCW Galileo Funds, Inc., in exchange for shares of such series. Approval of this proposal would also constitute approval of a new investment management agreement and a new distribution (12b-1) plan for the new series. In addition, the newly formed series will have an investment objective which differs from that of the Fund in non-material respects and will have certain investment policies that are different than those of the Fund.

For             Against         Abstain
[_]             [_]             [_]

2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


[ ] Mark this box if an address change has been noted on the reverse side of this card.

Please be sure to sign and date this Voting Instruction Card.

Date:_______________________________________

____________________________________________
Shareholder Sign Here

This voting instruction card shall be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or other representative capacity or as an officer of a corporation, please add titles as such.

                                                                 Income + Growth

                                    SG COWEN

                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 13, 2001.

The undersigned owner of Common Stock of the SG Cowen Income + Growth Fund hereby appoints Rodd M. Baxter and Philip J. Bafundo ("Proxies"), and each of them, with full power of substitution, as proxies of the undersigned to vote the shares of the Common Stock which the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on November 13, 2001, and at any adjournment thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and to the Proxies' discretion, upon such matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made for any proposal, this voting instruction will be voted FOR such proposal.

--------------------------------------------------------------------------------
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------


Has your address changed?  If yes, please note the new address below.

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

[REVERSE SIDE]

*THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED*

SG COWEN INCOME + GROWTH FUND
Account Number:
Shares:
Control Number:
Tax ID Number:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

For             Against         Abstain
[_]             [_]             [_]

1) To approve an Agreement and Plan of Reorganization for the SG Cowen Income + Growth Fund whereby all or substantially all of the assets and the liabilities of the Fund would be acquired by a newly formed series of the TCW Galileo Funds, Inc., in exchange for shares of such series. Approval of this proposal would also constitute approval of a new investment management agreement and a new distribution (12b-1) plan for the new series. In addition, the newly formed series will have certain investment policies that are different than those of the Fund.

For             Against         Abstain
[_]             [_]             [_]


2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


[ ] Mark this box if an address change has been noted on the reverse side of this card.


Please be sure to sign and date this Voting Instruction Card.

Date:_______________________________________

____________________________________________
Shareholder Sign Here

This voting instruction card shall be signed exactly as your name(s) appear(s) hereon. If signing as an attorney, executor, guardian or other representative capacity or as an officer of a corporation, please add titles as such.